UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LIGHTPATH TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LightPath Technologies, Inc.

Special Meeting of Stockholders

June 16, 2025

Notice and Proxy Statement

2

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

To Be Held On June 16, 2025

Dear Fellow LightPath Stockholders:	May 2, 2025

It is our pleasure to invite you to the Special Meeting of the Stockholders of LightPath Technologies, Inc. (the “Special Meeting”). The Special Meeting will be held on June 16, 2025, at 11:00 a.m. EDT in a virtual meeting format only. There will be no physical location for stockholders to attend the Special Meeting. Stockholders will be able to listen, vote, and submit questions, regardless of their physical location, via the internet at https://web.viewproxy.com/lightpathsm/2025 by using the virtual control number included in your notice regarding the availability of proxy materials, proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials. If you plan to participate in the virtual Special Meeting, please see the Instructions for the Virtual Special Meeting section in the attached Proxy Statement.

The purpose of the Special Meeting is to vote on the following:

1.

To approve, for purposes of Rule 5635 of The Nasdaq Stock Market LLC, the issuance of 20% or more of the Company’s outstanding shares of Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”) or securities convertible into Class A Common Stock, (a) in connection with the Company’s acquisition of all of the outstanding membership interests of G5 Infrared, LLC on February 18, 2025 (the “Acquisition”) or (b) upon (i) the conversion of the Company’s Series G Convertible Preferred Stock, par value $0.01 per share (the “Series G Preferred Stock”), and (ii) the exercise of warrants to purchase shares of Class A Common Stock (the “Warrants”), dated February 18, 2025;

2.

To approve Amendment No. 1 to the 2018 Stock and Incentive Compensation Plan (the “2018 SICP”) increasing the number of shares available for future grants thereunder by 4,000,000 shares of Class A Common Stock (the “Plan Amendment”);

3.	To approve the adoption of the 2025 Employee Stock Purchase Plan (the “2025 ESPP”), as successor to the Company’s 2014 Employee Stock Purchase Plan (the “2014 ESPP”); and

4.	To transact such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on April 24, 2025, will be entitled to receive notice of and to vote at the Special Meeting or any postponement or adjournment thereof. The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Special Meeting, as well as information on how to vote your shares.

3

Your vote is very important. Whether or not you expect to participate in the Special Meeting, we urge you to cast your vote and submit your proxy in advance of the Special Meeting. Unless you plan to vote at the Special Meeting, your vote must be received by 11:59 pm EST, on June 15, 2025. You can vote by internet, telephone, or mail as follows:

By Internet Visit https://web.viewproxy.com/lightpathsm/2025	By Phone Call the telephone number on your proxy card, voting instruction form, or notice	By Mail Sign, date, and return the enclosed proxy card or voting instruction form

If you have any questions or require any assistance with voting your shares, please contact Albert Miranda at 1-800-472-3486 ext. 362, or amiranda@lightpath.com. Thank you for your continued support of LightPath Technologies, Inc.

Sincerely,

/s/ Shmuel Rubin
Shmuel Rubin President & Chief Executive Officer, Director
/s/ M. Scott Faris
M. Scott Faris Chair of the Board

2603 Challenger Tech Court, Suite 100 * Orlando, Florida USA 32826 * 407-382-4003

4

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE PROPOSAL	6

PROPOSAL 1 – APPROVAL PURSUANT TO NASDAQ LISTING RULE 5635 OF THE ISSUANCE OF 20% OR MORE OF THE COMPANY'S OUTSTANDING SHARES OF CLASS A COMMON STOCK OR SECURITIES CONVERTIBLE INTO CLASS A COMMON STOCK (A) IN CONNECTION WITH THE ACQUISITION OR (B) ISSUABLE UPON CONVERSION OF SHARES OF SERIES G PREFERRED STOCK AND EXERCISE OF THE WARRANTS	13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19

EXECUTIVE COMPENSATION	21

DIRECTOR COMPENSATION	24

PROPOSAL 2 – APPROVAL OF AMENDMENT NO. 1 TO THE 2018 SICP INCREASING THE NUMBER OF SHARES AVAILABLE FOR FUTURE GRANTS THEREUNDER BY 4,000,000 SHARES	30

PROPOSAL 3 – APPROVAL OF THE 2025 EMPLOYEE STOCK PURCHASE PLAN	35

OTHER BUSINESS	38

INCORPORATION BY REFERENCE	38

APPENDIX A	40

APPENDIX B	41

5

LIGHTPATH TECHNOLOGIES, INC.

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To be held at 11:00 a.m. EDT on June 16, 2025

This Proxy Statement, and the enclosed proxy card, is solicited by the Board of Directors (the “Board”) of LightPath Technologies, Inc., a Delaware corporation, for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held June 16, 2025, at 11:00 a.m. EDT, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from anywhere. You will be able to virtually attend the Special Meeting by registering at https://web.viewproxy.com/lightpathsm/2025. We request that registrations be completed by 11:59 p.m. EDT on June 15, 2025.

References in this Proxy Statement to “LightPath,” “we,” “us,” “our,” or the “Company” refers to LightPath Technologies, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

June 16, 2025.

This Proxy Statement and the enclosed proxy card are all available on our website at www.lightpath.com. With respect to the Special Meeting and all of our future stockholder meetings, please contact Albert Miranda at 1-800-472-3486 ext. 362, or amiranda@lightpath.com, to request a copy of the proxy statement or proxy card, or to obtain information regarding such meeting. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at our principal executive offices for at least ten days prior to the Special Meeting and at the Special Meeting. A stockholder may examine the list for any legally valid purpose related to the Special Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on or that can be accessed through our website is not intended to be incorporated by reference into this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE PROPOSALS

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. The person you designate is your “proxy,” and, by submitting a proxy card, you give the proxy the authority to vote your shares. The proxy card that is solicited by the Board designates M. Scott Faris, Chair of the Board, and Shmuel Rubin, President and Chief Executive Officer, as proxies for the Special Meeting.

Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Special Meeting for the purposes set forth herein. This Proxy Statement provides you with information on the matters to be voted on at the Special Meeting as well as instructions on how to vote.

We intend to mail this Proxy Statement and accompanying proxy card on or about May 7, 2025, to all stockholders of record entitled to vote at the Special Meeting.

6

Who can vote at the Special Meeting?

You can vote if, as of the close of business on April 24, 2025 (the “Record Date”), you were a stockholder of record of Class A Common Stock or Series G Preferred Stock (subject to certain limitations described herein), our only classes or series of capital stock issued and outstanding. On the Record Date, there were 42,898,936 shares of Class A Common Stock and 24,955.9 shares of Series G Preferred Stock issued and outstanding.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to participate in the virtual Special Meeting, we urge you to vote by written proxy, telephone, or the Internet prior to the Special Meeting to ensure your vote is counted. Even if you vote by proxy, you may still vote at the virtual Special Meeting. In order to virtually attend the Special Meeting, you must register at https://web.viewproxy.com/lightpathsm/2025, using the virtual control number included on your proxy card. We request that all registrations be completed by 11:59 p.m. EDT on June 15, 2025.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not direct your broker how to vote your shares, the broker will not be permitted to vote the shares with respect to the matters to be voted upon, which are considered “non-discretionary” items (resulting in a “broker non-vote”).

You are also invited to virtually participate in the Special Meeting. However, since you are not the stockholder of record, you must provide a legal proxy from your bank or broker during registration, and you will be assigned a virtual control number in order to vote your shares during the Special Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Special Meeting (but will not be able to vote your shares during the meeting) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/lightpathsm/2025.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Class A Common Stock and, other than with respect to Proposal 1, each share of Series G Preferred Stock, subject to the ownership limitations described herein, you owned as of the Record Date. Shares of Series G Preferred Stock are not entitled to vote on Proposal 1.

What am I voting on?

The following matters are scheduled for the Special Meeting: (i) the approval pursuant to Nasdaq Listing Rule 5635 of the issuance of 20% or more of the Company's outstanding shares of Class A Common Stock or securities convertible into Class A Common Stock (a) in connection with the Acquisition or (b) issuable upon conversion of shares of Series G Preferred Stock and exercise of the Warrants; (ii) the approval of the Plan Amendment; and (iii) the approval of the adoption of the 2025 ESPP. A vote may also be held on any other business as may properly come before the Special Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Special Meeting.

7

What are my voting choices for the items to be voted on at the Special Meeting and what is the voting requirement to approve each proposal?

Proposal	Board Recommendation	Voting Choices		Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

1 - Approval pursuant to Nasdaq Listing Rule 5635 of the issuance of 20% or more of the Company's outstanding shares of Class A Common Stock or securities convertible into Class A Common Stock (a) in connection with the Acquisition or (b) issuable upon conversion of shares of Series G Preferred Stock and exercise of the Warrants (“Proposal 1”)

	FOR	•	Vote “For” Proposal 1	Majority of the votes cast	No effect	No effect
		•	Vote “Against” Proposal 1
		•	Abstain from voting on this proposal

2 - Approval of the Plan Amendment (“Proposal 2”)	FOR	•	Vote “For” the Plan Amendment	Majority of the shares having voting power present in person or represented by proxy at the Special Meeting	Treated as votes against this proposal	No effect
		•	Vote “Against” the Plan Amendment
		•	Abstain from voting on this proposal

3 - Approval of the adoption of the 2025 ESPP (“Proposal 3”)	FOR	•	Vote “For” the approval of the 2025 ESPP	Majority of the shares having voting power present in person or represented by proxy at the Special Meeting	Treated as votes against this proposal	No effect
		•	Vote “Against” the approval of the 2025 ESPP
		•	Abstain from voting on this proposal

8

While holders of Series G Preferred Stock generally are entitled to vote on all matters on which holders of Class A Common Stock are entitled to vote, on an as-converted-to-Class-A-Common-Stock basis (not to exceed the Beneficial Ownership Limitation and Exchange Cap as described below), voting together as a single class with the Class A Common Stock, the Investors (as defined below) and their affiliates are not entitled to vote any shares of Series G Preferred Stock they hold, including on an as-converted-to-Class-A-common-stock basis, on Proposal 1 pursuant to the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”). The Investors and their affiliates are entitled to vote their shares of Class A Common Stock held as of the Record Date.

Instructions for the Virtual Special Meeting

Participating in the Virtual Special Meeting

The Special Meeting will be virtual. There will be no physical meeting location. A virtual meeting format offers the same participation opportunities as those opportunities available to stockholders at in-person meetings. Stockholders will be able to listen, vote, and submit questions. To participate in the Special Meeting, you must register at https://web.viewproxy.com/lightpathsm/2025. We request that registrations be completed by 11:59 p.m. EDT on June 15, 2025, using your desktop or mobile device and entering the virtual control number on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Special Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Special Meeting (but will not be able to vote your shares during the meeting) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/lightpathsm/2025.

On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting by logging in using the personalized link you received via email in your registration confirmation at https://web.viewproxy.com/lightpathsm/2025.

The Special Meeting will begin promptly at 11:00 a.m. EDT on June 16, 2025. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 30 minutes prior to the start of the Special Meeting. You should allow ample time to ensure your ability to access the meeting.

We will hold our question and answer session with management immediately following the conclusion of the Special Meeting. You may submit a question in advance of the Special Meeting during the registration process by visiting https://web.viewproxy.com/lightpathsm/2025. You may also submit a question at any time during the Special Meeting by typing the questions into the questions box on the screen once the virtual meeting starts. The Chair of the Special Meeting has broad authority to conduct the meeting in an orderly manner.

What if I have technical difficulties or trouble accessing the virtual Special Meeting website during the check-in time or during the Special Meeting?

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, send an email to VirtualMeeting@viewproxy.com  or call (866) 612-8937 for assistance.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

•

By Internet or Telephone. To vote by proxy via the Internet, simply follow the instructions described on the notice or proxy card. To vote by proxy via the telephone within the United States and Canada, use the toll-free number on the notice or proxy card.

•

By Mail. To vote by mail using the proxy card, simply complete, sign, and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

9

Whether or not you plan to participate in the virtual Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still participate in the virtual Special Meeting and vote electronically if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you can vote as follows:

•

By Internet or Telephone. You may vote through the Internet or by telephone only if your broker, bank, or other agent makes these methods available, in which case the instructions will be included with the proxy materials. If you want to vote electronically at the virtual Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent, follow the instructions from your broker, bank, or agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

•

By Mail. You should have received a proxy card and voting instructions with these proxy materials from the broker, bank, or other agent holding your shares rather than from us. To vote by mail, simply complete and mail the proxy card or voting instruction form to ensure that your vote is counted.

 What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

•

FOR the approval pursuant to Nasdaq Listing Rule 5635 of the issuance of 20% or more of the Company's outstanding shares of Class A Common Stock or securities convertible into Class A Common Stock (a) in connection with the Acquisition or (b) issuable upon conversion of shares of Series G Preferred Stock and exercise of the Warrants pursuant to Nasdaq Listing Rule 5635 (Proposal 1);

•	FOR the approval of the Plan Amendment (Proposal 2); and
•	FOR the approval of the adoption of the 2025 ESPP (Proposal 3).

If any other matter is properly presented at the meeting, your proxy (the individual named on your proxy card) will vote your shares using his or her best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker?

If you fail to complete a proxy card or provide your broker with voting instructions at least ten days before the meeting, your broker will be unable to vote on the matters.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

10

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are LightPath stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 or by calling Investor Relations at 407-382-4003, ext. 362. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. You may revoke your proxy by:

•	submitting a new proxy with a later date;

•	sending written notice of revocation to our Corporate Secretary at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 in time for her to receive it before the Special Meeting; or

•	voting electronically at the Special Meeting. Simply participating virtually at the Special Meeting will not, by itself, revoke your proxy.

Who will count votes?

Votes will be counted by the inspector of elections appointed for the Special Meeting. The inspector of elections will also determine the number of shares outstanding, the voting power of each, the number of shares represented at the Special Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

What is the quorum requirement?

A majority of the issued and outstanding shares of our capital stock entitled to vote at the Special Meeting must be present at the Special Meeting (in person or represented by proxy) in order for us to hold the Special Meeting and conduct business. This is called a quorum. On the Record Date, there were 48,954,542 outstanding shares of our capital stock (including all restricted stock awards at such date) entitled to vote at the Special Meeting comprised of 42,898,936 outstanding shares of Class A Common Stock and 6,055,606 shares of Series G Preferred Stock on an as-converted-to-Class-A-Common-Stock basis permitted to vote at the Special Meeting taking into consideration the Beneficial Ownership Limitation (as defined below) and Exchange Cap (as defined below). Thus, 24,477,272 shares Class A Common Stock and Series G Preferred Stock, on an as-converted basis, must be present at the Special Meeting (in person or represented by proxy) to have a quorum.

11

Your shares will be counted towards the quorum only if you submit a valid proxy or vote electronically at the Special Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, a majority of the shares entitled to vote and present at the Special Meeting (virtually or represented by proxy) may adjourn the meeting to another date.

How can I find out the results of the voting at the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will report the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following such results becoming final.

When are stockholder proposals for the fiscal year 2025 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in the proxy statement and form of proxy for the 2025 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and our Bylaws. To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 before June 12, 2025, which is 120 calendar days prior to the anniversary of the mailing date of this year’s annual meeting proxy statement and must be in compliance with all applicable laws and regulations.

If a stockholder wishes to present a proposal at the fiscal year 2025 annual meeting of stockholders, but the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, or nominate a director for election at the fiscal year 2025 annual meeting of stockholders, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with our Bylaws (the “Bylaw Deadline”). Under our Bylaws, in order for a proposal to be timely, it must be received by us no earlier than 120 days prior to the anniversary of fiscal year 2024 annual meeting of stockholders, or July 23, 2025, and no later than 90 days prior to the anniversary date of the fiscal year 2024 annual meeting of stockholders, or August 22, 2025. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting or nominate a director for election at the meeting. Finally, the deadline for providing notice to the Company under Rule 14a-19, the SEC’s universal proxy rule, of a stockholder’s intent to solicit proxies in support of nominees submitted under the Company’s advance notice bylaws for our fiscal year 2025 annual meeting of stockholders is August 22, 2025.

If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named as proxies will be allowed to use their discretionary voting authority to vote on any such proposal or nomination as they determine appropriate if and when the matter is raised at the 2025 annual meeting of stockholders.

12

PROPOSAL 1 – APPROVAL PURSUANT TO NASDAQ LISTING RULE 5635 OF THE ISSUANCE OF 20% OR MORE OF THE COMPANY'S OUTSTANDING SHARES OF CLASS A COMMON STOCK OR SECURITIES CONVERTIBLE INTO CLASS A COMMON STOCK (A) IN CONNECTION WITH THE ACQUISITION OR (B) ISSUABLE UPON CONVERSION OF SHARES OF SERIES G PREFERRED STOCK AND EXERCISE OF THE WARRANTS

What Am I Voting On?

Stockholders are being asked to approve the issuance of shares of Class A Common Stock or securities convertible into Class A Common Stock (a) in connection with the Acquisition or (b) issuable upon conversion of shares of Series G Preferred Stock and exercise of Warrants issued and sold in February 2025 (to the extent such conversion or exercise would result in the holders (the “Investors”) of such shares of Series G Preferred Stock and Warrants beneficially owning securities representing more than 19.99% of our outstanding Class A Common Stock (the “Beneficial Ownership Limitation”) immediately following such conversion or exercise, or would result in the aggregate number of shares of Class A Common Stock issued pursuant to the Purchase Agreement as described below to exceed 6,055,606 (the “Exchange Cap”), as well as the ability of the Investors to vote their shares of Series G Preferred Stock on an-as-converted-to-Class-A-Common-Stock basis in excess of the Beneficial Ownership Limitation and the Exchange Cap. Stockholder approval pursuant to Nasdaq Listing Rule 5635 is required to permit such issuances, conversions, exercises and votes in excess of the Beneficial Ownership Limitation and the Exchange Cap.

Voting Recommendation

FOR the approval pursuant to Nasdaq Listing Rule 5635 of the issuance of 20% or more of the Company's outstanding shares of Class A Common Stock or securities convertible into Class A Common Stock (a) in connection with the Acquisition or (b) issuable upon conversion of shares of Series G Preferred Stock and exercise of the Warrants.

Background

As disclosed in the Current Report on Form 8-K filed with the SEC on February 21, 2025 (the “Form 8-K”), on February 18, 2025, we completed the acquisition of all of the authorized, issued and outstanding membership interests in G5 Infrared, LLC, a New Hampshire limited liability company (“G5 Infrared”). The Acquisition was effected in accordance with the terms of a Membership Interest Purchase Agreement, dated as of February 13, 2025, by and among us, G5 Infrared, the members of G5 Infrared, and, solely in his capacity as sellers’ representative, Kenneth R. Greenslade (as amended, the “Acquisition Agreement”). The aggregate consideration paid at the closing of the Acquisition consisted of (i) $20.25 million in cash, and 1,972,531 shares of Class A Common Stock, in each case subject to various purchase price adjustments set forth in the Acquisition Agreement, and (ii) up to $23.0 million in earn-out consideration paid annually in fiscal years 2026 and 2027 subject to achievement of certain revenue and EBITDA targets set forth in the Acquisition Agreement.

In connection with, and in part to fund, the Acquisition, on February 13, 2025, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the Investors, whereby we agreed to issue and sell to the Investors, for an aggregate gross purchase price of $32.2 million, (a) an aggregate of approximately 24,956 shares of Series G Preferred Stock (the “Preferred Shares”), a newly established series of preferred stock, which were initially convertible into 11,607,397 shares (the “Conversion Shares”) of Class A Common Stock, (b) Warrants to purchase an aggregate of 4,352,774 shares of Class A Common Stock (the “Warrant Shares”), and (c) senior secured promissory notes in the aggregate principal amount of $5,195,205 (the “Notes”), which are convertible into shares of Series G Preferred Stock upon the occurrence of the event specified in the Notes (the “Preferred Conversion Shares”), which are in turn convertible into Conversion Shares, subject in the case of (a) and (b) to the Beneficial Ownership Limitation and the Exchange Cap (the Preferred Shares, Conversion Shares, Warrants, Warrant Shares, Notes and Preferred Conversion Shares, collectively the “Securities,” and the transactions contemplated by the Securities Purchase Agreement, the “Private Placement”).

On February 14, 2025, in connection with the Private Placement, we filed a Certificate of Designations, Preferences and Rights of the Series G Convertible Preferred Stock (the “Certificate of Designations”) to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which established the designations, preferences, powers and rights of the Series G Preferred Stock, and issued to the Investors 4,352,774 Warrants designated as Class A Common Stock Purchase Warrants.

13

The Certificate of Designations and the Warrants each include provisions that prevent the Investors and their affiliates, until stockholder approval is obtained in accordance with applicable Nasdaq Listing Rules, from converting the Preferred Shares, voting the Preferred Shares on an as-converted-to-Class-A-common-stock basis or exercising their Warrants, as applicable, to the extent such action would result in the Investors beneficially owning shares of Class A Common Stock in excess of the Beneficial Ownership Limitation and the Exchange Cap or aggregate issuances of Class A Common Stock pursuant to the Purchase Agreement exceeding the Exchange Cap. A copy of the Certificate of Designations and form of Warrants are filed as exhibits to our Current Report on Form 8-K that we filed with the SEC on February 21, 2025.

Purchase Agreement

The Purchase Agreement was filed as Exhibit 10.2 to our Current Report on Form 8-K filed with the SEC on February 21, 2025, and is incorporated herein by reference.

The Preferred Shares and Warrants were issued on February 18, 2025 (the “Closing”) pursuant to the Purchase Agreement. The Purchase Agreement contains representations, warranties, and covenants that are customary for financing transactions such as the Private Placement, including the following covenants:

•	We agreed not to issue any shares of Class A Common Stock, convertible securities or options (subject to exceptions for stock plans and acquisitions) within 120 days of the Closing.

•

We agreed to increase the size of the Board to a total of eight directors, to appoint one designee of North Run Strategic Opportunities Fund I, LP (the “Lead Investor” or “North Run”) and an independent director selected by the Lead Investor and agreed to by us to the Board, and to provide the Lead Investor with continuing director designation rights based on the Lead Investor’s beneficial ownership of Class A Common Stock on an as-converted basis, each effective as of the Closing. In accordance with this covenant, Thomas B. Ellis was appointed to the Board, effective as of the Closing.

•

We agreed that, so long as the Lead Investor beneficially owns at least 25% of the Conversion Shares and Warrant Shares underlying the Preferred Stock and Warrants issued pursuant to the Purchase Agreement, the Lead Investor will have a right to participate on a pro rata basis in equity financings or issuances of securities convertible, exercisable, or exchangeable into equity securities of the Company or any subsidiaries in capital-raising transactions (including debt securities with an equity component), subject to certain exceptions.

•

We agreed to call and hold, not later than 120 days after the Closing, a special meeting of stockholders to approve the removal of the Beneficial Ownership Limitation and the Exchange Cap. Proposal 1 is intended to fulfill this covenant. In addition, as a condition to the Closing, certain stockholders of the Company executed and delivered to the Buyer a voting agreement under which such stockholder agreed to vote his, her or its shares of Class A Common Stock in favor of removal of the Beneficial Ownership Limitation and the Exchange Cap at the special meeting of stockholders.

Series G Preferred Stock

The terms of the Preferred Shares are as set forth in the Certificate of Designations, which was filed with and became effective with the Secretary of State for the State of Delaware on February 14, 2025. The Certificate of Designations was filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on February 21, 2025 and is incorporated herein by reference.

Ranking. The Series G Preferred Stock ranks senior to the Class A Common Stock, as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Holders of Series G Preferred Stock participate with the holders of the Class A Common Stock on an as-converted basis to the extent any dividends are declared on the Class A Common Stock.

14

Dividends. The Preferred Stock bears dividends at a per annum rate of 6.5%, which accrues daily and compounds on quarterly basis from the issuance date on the stated value of $1,000 per share (the “Stated Value”). Dividends will not be paid or payable in cash, except, at our option, and subject to applicable law, such dividends may be payable quarterly in cash beginning on the five-year anniversary of the issuance date, with the period between the issuance date and such five-year anniversary being defined as the “Guaranteed Term.” Dividends will cease to accrue if, following the end of the Guaranteed Term, the closing price of the Class A Common Stock on our principal market equals or exceeds three hundred percent (300%) of the then-applicable conversion price, as adjusted according to the Certificate of Designations, for a period of 30 consecutive trading days. Holders will also be entitled to receive dividends on shares of Preferred Stock equal (on an as-if converted-to-Class-A-Common-Stock basis regardless of whether the Preferred Stock is then convertible or otherwise subject to conversion limitations) to and in the same form as dividends actually paid on shares of our Class A Common Stock when, as and if such dividends are paid on shares of the Class A Common Stock.  To the extent that, during the Guaranteed Term, we undergo certain fundamental events or effects a mandatory conversion of the Preferred Stock, then, immediately prior to the effective time of such event, the amount of accrued dividends will be increased by an amount that would have otherwise accrued with respect to the Preferred Stock between the date of such event and the end of the Guaranteed Term (the “Make Whole Amount”).

Conversion. At any time or times on or after the issuance date, any holder of Preferred Shares will be entitled to convert any whole number of Preferred Shares into fully paid and nonassessable shares of Class A Common Stock at the Conversion Rate (as defined below). The number of Conversion Shares issuable upon conversion of each of the Preferred Shares will be determined according to the quotient (the “Conversion Rate”) of (i) the Stated Value per share plus an amount per share equal to any accrued and unpaid dividends and, if applicable, any Make Whole Payment (the “Liquidation Preference”), divided by (ii) $2.15, subject to adjustment as provided by the Certificate of Designation (the “Conversion Price”). In addition, on or after the three-year anniversary of the issuance date, if (x) the closing price of the Class A Common Stock on the principal market equals or exceeds three hundred percent (300%) of the then-applicable Conversion Price, for 20 trading days during any 30 consecutive trading day period, and (y) at the time the preceding clause (x) is satisfied, our EBITDA for the four consecutive calendar quarterly immediately preceding such date equals or exceeds $20.0 million, then we will have the right, upon ten trading days’ written notice, to cause the conversion of all of the outstanding Preferred Shares into Conversion Shares at the Conversion Rate. Notwithstanding anything to the contrary, in no event will any holder be entitled or required to convert Preferred Shares for a number of Conversion Shares in excess of that number of Conversion Shares that, upon giving effect to such conversion, would either (i) cause the aggregate number of shares of Class A Common Stock beneficially owned by the holder and its affiliates and any other persons or entities whose beneficial ownership of Class A Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, including shares held by any “group” of which the holder is a member, to exceed 19.99% or, if elected by such holder, a lesser percentage of the number of shares of Class A Common Stock outstanding immediately after giving effect to the issuance of Conversion Shares issuable upon conversion of a holder’s Preferred Shares, or (ii) cause the aggregate number of shares of Class A Common Stock issued as Conversion Shares upon conversion of any Preferred Shares and issued upon the exercise of any Warrants issued pursuant to the Securities Purchase Agreement, to exceed the Exchange Cap.

Voting Rights. The holders of Preferred Shares will be entitled to notice of all stockholder meetings at which holders of Class A Common Stock are entitled to vote. Each holder of Preferred Shares will be entitled to vote such Preferred Shares on an as-converted basis (based upon the aggregate number of conversion shares into which such holder’s Preferred Shares are then convertible, giving effect to the Beneficial Ownership Limitation and the Exchange Cap as and to the extent applicable at that time) with respect to all matters on which holders of Class A Common Stock are entitled to vote, voting together with the Class A Common Stock as a single class, and will otherwise be entitled to such voting rights as required by applicable law.

Redemption. At any time after the Guaranteed Term, each of us and the Lead Investor will have the right to cause us to redeem all of the Preferred Shares at a price per Preferred Share equal to the greater of (i) 150% of the then-applicable Liquidation Preference and (ii) the product of (A) the Conversion Rate on the applicable redemption date multiplied by (B) the VWAP (as defined in the Certificate of Designations) of the Class A Common Stock for the five trading day period immediately preceding the applicable redemption date.  In the event that the amount determined pursuant to clause (B) exceeds the amount determined pursuant to Clause (A), the number of shares that we will be required to redeem will be proportionately reduced, and we will have the right to cause the conversion of any remaining shares of Preferred Stock thereafter, subject to certain limitations. Further, simultaneous with or after the occurrence of a Fundamental Transaction (as defined in the Certificate of Designations), we will be obligated to redeem all outstanding Preferred Shares at a price per Preferred Share equal to the greater of (i) the applicable Liquidation Preference, and (ii) the product of (A) the Conversion Rate at such time, multiplied by (B) either (x) in the event of a Fundamental Transaction in which all of the outstanding shares are exchanged for, or converted into the right to receive, consideration consisting solely of cash, then the consideration per share of Class A Common Stock payable in such Fundamental Transaction, or (y) otherwise, the VWAP on the date immediately preceding the closing of the Fundamental Transaction.

15

Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, the holders of the Preferred Shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to its stockholders, before any amount shall be paid to the holders of any of our capital stock of any class junior in rank to the Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per Preferred Share equal to the greater of (i) the Liquidation Preference, or (b) such amount per share as would have been payable had all Preferred Shares been converted into Class A Common Stock immediately prior to such liquidation, dissolution or winding up (collectively, the “Preferred Funds”), subject to proration among holders of Preferred Shares and pari passu securities in the event that the Preferred Funds are insufficient to pay the full amount due.

Warrants

The Warrants to purchase an aggregate of 4,352,774 shares of Class A Common Stock, or the Warrant Shares, have an exercise price equal to $2.58 per share (the “Exercise Price”). The Exercise Price and the number of underlying shares of Class A Common Stock is subject to proportional adjustment in the event of customary stock splits, stock dividends, combinations or similar events. The Warrants will expire on February 18, 2031, the six-year anniversary of issuance, and are exercisable at any time on or after the issuance date, subject to the Beneficial Ownership Limitation and the Exchange Cap (as and to the extent applicable at that time). The Warrants may be exercised on a cashless basis at any time, at the election of the holder in its sole discretion, and the Warrants will automatically be exercised on a cashless basis upon the expiration of the Warrants if not otherwise exercised prior thereto.

Registration Rights Agreement

In connection with our entry into the Purchase Agreement, on February 18, 2025, we entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”), pursuant to which we agreed to file a resale registration statement with respect to the resale of the Conversion Shares and the Warrant Shares not later than 75 calendar days following the execution of the Registration Rights Agreement, and to use our reasonable best efforts to cause such resale registration statement to be declared effective by the SEC as soon as practicable, but in no event later than 90 calendar days following the execution of the Registration Rights Agreement.

Voting Agreements

In connection with our entry into the Purchase Agreement, each of the Investors and our executive officers and directors entered into a voting agreement with the Company pursuant to which, among other things, each such stockholder agreed, solely in his, her or its capacity as a stockholder, to vote all of his, her or its shares of Class A Common Stock in favor of the approval of Proposal 1. In accordance with the NASDAQ Listing Rules, shares issued pursuant to the Purchase Agreement may not be voted with respect to Proposal 1. Taking such restriction into account, the Investors and our executive officers and directors have a combined voting power of 13.4% as of the Record Date for purposes of voting on Proposal 1.

Reasons for Seeking Stockholder Approval

Our Class A Common Stock is listed on the Nasdaq Capital Market, and as such, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under the Purchase Agreement, we are seeking stockholder approval of this proposal.

16

Under Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash:

(A) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or

(B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would hold 20% or more of a company’s then-outstanding capital stock and such ownership or voting power would be the company’s largest ownership position. Accordingly, we are also seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(b). Stockholders should note that a “change of control” as described under Rule 5635(b) applies only with respect to the application of such rule and does not necessarily constitute a “change of control” for purposes of Delaware law or our organizational documents. Our Board determined that the Private Placement, the Purchase Agreement and the issuance of the securities thereunder were in the best interests of our Company and its stockholders.

Additionally, under Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance in a transaction, other than a public offering as defined in Nasdaq Listing Rule IM-5635-3, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or certain stockholders of the Company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the Minimum Price (as defined in Nasdaq Listing Rule 5635(d)(1)(A)).  Accordingly, we are also seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d).

Effect of Approval

If Proposal 1 is approved, all shares of Series G Preferred Stock held by the Investors and their affiliates will, at the election of the Investors, initially be convertible into an aggregate of 11,607,397 shares of our Class A Common Stock and, prior to their conversion, can be voted on an as-converted-to-Class-A-Common-Stock basis without restriction by the Beneficial Ownership Limitation, or the Exchange Cap. Additionally, if Proposal 1 is approved, the Investors will have the ability to acquire up to 4,352,774 shares of Class A Common Stock by exercising the Warrants. If Proposal 1 is approved, based on shares outstanding as of March 31, 2025 (and assuming that no Warrants have been exercised), the Investors would hold, as of March 31, 2025, 29.1% of the voting power of the Company and 29.1% of the beneficial ownership of the Company, without any restriction of the Beneficial Ownership Limitation or the Exchange Cap. If Proposal 1 is approved, based on shares outstanding as of March 31, 2025 (and assuming that all Warrants have been exercised solely for cash), the Investors would hold, as of March 31, 2025, 35.2% of the voting power of the Company and 35.2% of the beneficial ownership of the Company.

17

Consequences if Stockholder Approval Is Not Obtained

If our stockholders do not approve Proposal 1 at the Special Meeting, the Investors and their affiliates will not be able to vote or convert their shares of Series G Preferred Stock or exercise the Warrants in excess of the Beneficial Ownership Limitation or the Exchange Cap on any matter brought for a stockholder vote. Additionally, if our stockholders do not approve this proposal by June 18, 2025, we would be obligated to call a special or annual meeting of stockholders every one hundred eighty (180) days thereafter and shall include and recommend to approve Proposal 1 in the proxy statement for each such meeting of stockholders, until stockholder approval is obtained. We would bear the costs associated with including this proposal for stockholder approval at subsequent stockholder meetings.

Interests of Certain Persons in Proposal 1

Certain of our directors and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Thomas B. Ellis, a member of our Board of Directors, is affiliated with the Lead Investor. The Lead Investor will be unable to convert all of the Preferred Shares and exercise all of the Warrants issued to it in connection with the Private Placement if Proposal 1 is not approved by our stockholders.

Required Vote of Stockholders

Proposal 1 will be adopted if a majority of the votes cast at the Special Meeting affirmatively vote in favor of this proposal. Consequently, abstentions and broker non-votes will have no effect on this proposal.

18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2025, the number and percentage of outstanding shares of our Class A Common Stock, owned by: (i) each of our directors (which includes all nominees), (ii) each of the named executive officers, (iii) our directors and executive officers as a group, and (iv) each person known by us to be the beneficial owner of more than 5% of our outstanding Class A Common Stock. The number of shares of Class A Common Stock outstanding as of March 31, 2025 was 42,893,563.

The number of shares beneficially owned by each director, named executive officer, and greater than 5% beneficial owner is determined under SEC rules, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 31, 2025, through the exercise of any stock option or other right to purchase, such as a warrant. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed may include, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest. The table that follows is based upon information supplied in a questionnaire completed by each named executive officer and director and stockholders beneficially owning greater than 5% of our Class A Common Stock.

	Securities
	Class A Common Stock (2)						Series G Preferred Stock (2)
Name and Address (1)	Restricted (3)	Class A Common Stock	Stock Options	Number of Shares Beneficially Owned		Percentage Beneficially Owned	Number of Shares Beneficially Owned	Percentage Beneficially Owned	Combined Voting Power (2)
M. Scott Faris, Chair	445,205	3,940	—	449,145		1.04%	—	—	1.04%
Dr. Joseph Menaker, Director	229,738		—	229,738		*	—	—	*
Darcie Peck, Director	43,796	159,655	—	203,451	(4)	*	—	—	*
S. Eric Creviston, Director	—	152,057	—	152,057		*	—	—	*
Kim Crider, Director	—	44,796	—	44,796		*	—	—	*
Thomas B. Ellis, Director (5)	—	—	—	6,124,572		12.03%	6,124,572	12.03%	12.03%
Shmuel Rubin, CEO	138,938	227,722	225,000	591,660		1.47%	—	—	1.47%
Albert Miranda, CFO	60,318	55,236	75,000	190,554		*	—	—	*

All directors and executive officers currently holding office as a group (8 persons)	917,995	643,406	300,000	7,985,973		14.65%	6,124,572	11.24%	16.35%

Greater than 5% beneficial owners:
AIGH Capital Management, LLC (6)	—	3,723,932	—	4,620,210		9.07%	896,278	1.76%	9.07%
AMH Equity, LLC / Leviticus Partners, L.P. (7)	—	2,419,498	—	2,419,498		5.64%	—	—	—
Marathon Micro Fund, LP (8)	—	2,500,000	—	2,500,000		5.83%	—	—	—
North Run Affiliated Funds (5)	—	—	—	6,124,572		12.03%	6,124,572	12.03%	12.03%

19

*Less than 1%

Notes:

(1)	Except as otherwise noted, the address for all directors and officers is “in care of” LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826.

(2)

Each share of Class A Common Stock is entitled to one vote, and each share of Series G Preferred Stock entitles its holder to a number of votes equal to the whole number of shares of Class A Common Stock into which a share of Series G Preferred Stock can be converted, subject to the Beneficial Ownership Limitation and the Exchange Cap.

The beneficial ownership information shown in the table under “Class A Common Stock” includes the number of shares of Class A Common Stock held by such holder, as well as shares of our Class A Common Stock such holder could acquire within 60 days of March 31, 2025, including by converting shares of Series G Preferred Stock or Notes, exercising the Warrants or options, or upon settlement of restricted stock, subject to, in the case of the Investors', the Beneficial Ownership Limitation and the Exchange Cap. The beneficial ownership information shown in the table under “Series G Preferred Stock” reflects the maximum number of shares of Series G Preferred Stock that may be converted into Class A Common Stock while the Beneficial Ownership Limitation and the Exchange Cap remains in effect (assuming that no Warrants have been exercised). Each share of Series G Preferred Stock is currently convertible into a number of shares of Class A Common Stock based on the stated value of such share and any declared and unpaid dividends divided by an initial conversion price of $2.15, subject to, in the case of the North Run Affiliated Funds, the Beneficial Ownership Limitation and the Exchange Cap.

The percentage reported under “Combined Voting Power” represents the holder’s voting power with respect to all of our shares of Class A Common Stock and Series G Preferred Stock outstanding as of March 31, 2025, voting as a single class, subject to, in the case of the North Run Affiliated Funds, the Beneficial Ownership Limitation and the Exchange Cap, and, as to each holder, without including any shares of Class A Common Stock that such holder could acquire by exercising the Warrants or options or upon vesting of restricted stock, as such securities confer no voting power until the issuance of Class A Common Stock upon their exercise or settlement, as applicable and without taking into consideration the applicable restrictions on the Investors' ability to vote on Proposal 1.

See footnotes (5) and (6) below regarding the Beneficial Ownership Limitation and the Exchange Cap and restrictions on the certain of the Investors' abilities to vote on Proposal 1.

(3)

Historically, restricted stock units (“RSUs”) awarded to our directors vest over three years. Beginning with the November 2021 grants, RSUs awarded to our directors now vest over one year, to more accurately reflect the period of service. Except for S. Eric Creviston and Kim Crider, our directors have elected to defer receipt of the vested shares until after they leave the Board, either by reason of resignation, termination, or otherwise. For the directors who have elected to defer, the vested shares remain unissued. All of the directors’ unvested RSUs will vest upon such director’s resignation or termination from the Board. The amounts of restricted stock set forth above reflects both vested and unvested shares included in the RSU awards. As of March 31, 2025, the amounts of vested and unissued shares for each director, other than Mr. Rubin, are as follows: Mr. Faris - 445,205, Dr. Menaker - 229,738, and Ms. Peck- 43,796; Mr. Creviston and Ms. Crider do not have any vested and unissued shares.

(4)	Includes 22,500 shares of Class A Common Stock, which are held by Ms. Peck’s husband.

(5)

The address for (i) North Run, (ii) North Run Strategic Opportunities Fund I GP, LLC (“North Run Opportunities”), (iii) North Run - Due North Partners, LP, (iv) North Run GP LP, (v) North Run Advisors, LLC, and (vi) Thomas B. Ellis (collectively, the “North Run Affiliated Funds”), as jointly filed on a Schedule 13D on February 25, 2025, is 867 Boylston St., 5th Floor #1361, Boston, MA 02116. Mr. Ellis is a member of each of North Run Advisors, LLC and North Run Opportunities. North Run Advisors, LLC is the general partner of North Run GP, LP, which is the general partner of North Run - Due North Partners, LP. North Run Strategic Opportunities Fund I GP, LLC is the general partner of North Run. North Run and North Run - Due North Partners, LP directly beneficially own 6,124,572 shares of Class A Common Stock, constituting approximately 19.99% of the share of Class A Common Stock outstanding immediately prior to the Private Placement, which are issuable upon exercise of the Warrants and/or conversion of the shares of Series G Preferred Stock, giving effect to the Beneficial Ownership Limitation and the Exchange Cap. The reported beneficial ownership excludes 6,706,153 shares of Class A Common Stock that are issuable upon exercise of the Warrants and/or conversion of the shares of Series G Preferred Stock but are not presently issuable due to the Beneficial Ownership Limitation and the Exchange Cap.

Prior to the approval of Proposal 1, the North Run Affiliated Funds are not currently permitted to vote shares of Series G Preferred Stock they hold to the extent such shares would result in the North Run Affiliated Funds beneficially owning more than the Beneficial Ownership Limitation and the Exchange Cap. However, for purposes of the Class A Common Stock beneficial ownership, all of the shares of Class A Common Stock underlying outstanding shares of Series G Preferred Stock and Warrants are deemed to be outstanding for such calculation, up to the Beneficial Ownership Limitation and the Exchange Cap.

The percentage reported under “Combined Voting Power” represents the North Run Affiliated Fund’s voting power up to the Beneficial Ownership Limitation and the Exchange Cap ; however, the North Run Affiliated Funds are not entitled to vote any shares of Series G Preferred Stock they hold, or any shares of Class A Common Stock they would hold as a result of the conversion of Series G Preferred Stock or the exercise of Warrants, on Proposal 1 pursuant to the Nasdaq Listing Rules.

(6)

The address for AIGH Capital Management, LLC, as filed on a Schedule 13G/A reporting beneficial ownership of 3,723,932 shares of Class A Common Stock filed on January 31, 2025, is 6006 Berkeley Ave, Baltimore, MD 21209. AIGH Capital Management, LLC is the manager of WVP Emerging Manager Onshore Fund LLC – AIGH Series, which beneficially owns 497,582 shares, and an affiliate of AIGH Investment Partners, LP, which beneficially owns 1,380,084 shares, that are issuable upon the exercise of the Warrants and/or conversion of the shares of Series G Preferred Stock.

Prior to the approval of Proposal 1, AIGH Capital Management, LLC is not currently permitted to vote shares of Series G Preferred Stock it holds to the extent such shares would result in AIGH Capital Management, LLC beneficially owning more than the Beneficial Ownership Limitation and the Exchange Cap. However, for purposes of the Class A Common Stock beneficial ownership, all of the shares of Class A Common Stock underlying outstanding shares of Series G Preferred Stock and Warrants are deemed to be outstanding for such calculation, up to the Beneficial Ownership Limitation and the Exchange Cap.

(7)

The address for AMH Equity LLC / Leviticus Partners, L.P., as jointly filed on a Schedule 13G/A reporting beneficial ownership of 2,419,498 shares of Class A Common Stock filed on February 18, 2025, is 32 Old Mill Road, Great Neck, NY 11023.

(8)

The address for Marathon Micro Fund, L.P., as filed on Schedule 13G/A reporting beneficial ownership of 2,500,000 shares of Class A Common Stock filed on December 13, 2024, is 4 North Park Drive, Suite 106, Hunt Valley, MD 21030.

20

EXECUTIVE COMPENSATION

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

Executive Officer Stock Ownership Requirements

Our Board established certain guidelines requiring that each of our executive officers acquire and maintain a minimum level of ownership of our securities during the period in which he or she is an executive officer. The guidelines set the target ownership level at five times the annual base salary for our Chief Executive Officer and three times the annual base salary for each of our other executive officers, as measured at fiscal year-end. The Board reviews the target ownership levels on an annual basis to determine whether such target ownership levels should be increased.

For purposes of determining ownership levels, all forms of equity and derivative securities, including stock, stock options, restricted stock, and RSUs, count towards satisfaction of the ownership guidelines; however, with respect to any stock option award, only the number of shares equal to (i) the difference between the closing price of the Class A Common Stock as reported on the Nasdaq Capital Market (“NCM”) at the end of the fiscal year and the exercise price of the stock option multiplied by (ii) the number of shares underlying the stock option, then (iii) divided by the closing price of the Class A Common Stock as reported on the NCM at the end of the fiscal year, are included for purposes of determining whether the stock ownership target is met. For example, if an officer is awarded a stock option of 100 shares of Class A Common Stock, with an exercise price of $1.00 per share, and the closing price of the Class A Common Stock as reported on the NCM on June 30, 2024 is $2.00, the number of shares of Class A Common Stock included from such stock option award for purposes of meeting the stock ownership target is 50 shares.

The Board may grant waivers of the guidelines in the event of financial hardship or other good cause. Once an executive officer attains his or her required stock ownership level, he or she will remain in compliance with the guidelines despite future changes in the stock price and base salary, as long as the executive officer’s holdings do not decline below the number of shares owned at the time the required stock ownership level was met. Each executive officer will have five years after his or her date of becoming an executive officer to meet the required ownership level.

Our named executive officers did not meet their respective ownership targets as of June 30, 2024. Mr. Rubin failed to meet the target by his deadline of February 24, 2025, and Mr. Miranda has until May 7, 2026, to meet the target.

Name	Class A Common Stock	Stock Options (1)	Restricted Stock Units	Restricted Stock Awards	Total Amount of Shares of Class A Common Stock Beneficially Owned	Stock Price at June 30, 2024	Market Value at June 30, 2024	Base Salary	% of Salary
Shmuel Rubin	170,378	-	177,059	-	347,437	$1.25	$434,296	$378,092	116%
Albert Miranda	31,205	-	76,871	-	108,076	$1.25	$135,095	$243,059	56%

(1)	Does not include stock options with an exercise price that exceeds the closing stock price as of June 30, 2024.

Summary Compensation Table

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

21

 Narrative Discussion of Summary Compensation Table of Named Executive Officers

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

Additional details regarding the awards granted to each named executive officer are set forth below.

Shmuel Rubin

				Compensation Expense (1)
		Number of		Actual Fiscal	Actual Fiscal	Projected Fiscal	Projected Fiscal	Projected Fiscal
Grant Date	Number of Shares	Vested Shares		2023 $	2024 $	2025 $	2026 $	2027 $
Stock Option Grants
2/24/2020	225,000	225,000	(2)	$53,118	$38,466	$-	$-	$-

RSUs
2/24/2020	100,000	100,000	(3)	$42,470	$40,538	$-	$-	$-
11/11/2021	42,416	28,277	(4)	26,581	26,579	8,859	-	-
11/17/2022	67,219	22,406	(4)	17,926	26,887	26,888	8,962	-
1/31/2024	118,108	-		-	22,420	53,838	53,838	31,713
				$86,977	$116,424	$89,585	$62,800	$31,713

RSAs
1/2/2023	12,118	12,118	(5)	$11,090	$3,694	$-	$-	$-

(1)	Compensation expense for grants of stock options, RSUs and restricted stock awards (“RSAs”) are recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)

Represents the number of shares vested as of June 30, 2024. On each of the first, second, and third anniversaries of the grant date, 50,000 shares underlying the stock option vests, with the remaining 75,000 shares underlying the stock option vesting on the fourth anniversary of the grant date.

(3)	Represents the number of shares vested as of June 30, 2024. One-half of the RSUs granted vest on each of the third and fourth anniversaries of the grant date.
(4)	Represents the number of shares vested as of June 30, 2024. One-third of the RSUs granted vest on each of the first, second and third anniversaries of the grant date.
(5)

Represents the number of shares vested as of June 30, 2024. One-fourth of the RSAs granted vested immediately, and one-fourth vested at the beginning of each of the second, third and fourth calendar quarters.

22

Albert Miranda

				Compensation Expense (1)
		Number of		Actual Fiscal	Actual Fiscal	Projected Fiscal	Projected Fiscal	Projected Fiscal
Grant	Number	Vested		2023	2024	2025	2026	2027
Date	of Shares	Shares		$	$	$	$	$
Stock Option Grants
4/19/2021	75,000	56,250	(2)	$32,727	$32,727	$24,545	$-	$-

RSUs
11/11/2021	18,415	12,277	(3)	$11,539	$11,541	$3,846	$-	$-
11/17/2022	29,183	9,728	(3)	7,783	11,674	11,672	3,890	-
1/31/2024	51,277	-		-	9,734	23,374	23,374	13,768
				$19,322	$32,949	$38,892	$27,264	$13,768

RSAs
1/2/2023	7,790	7,790	(4)	$7,130	$2,374	$-	$-	$-

(1)	Compensation expense for grants of stock options or RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2024. One-fourth of the stock option shares vest on each of the first, second, third and fourth anniversaries of the grant date.
(3)	Represents the number of shares vested as of June 30, 2024. One-third of the RSUs granted vest on each of the first, second and third anniversaries of the grant date.
(4)

Represents the number of shares vested as of June 30, 2024. One-fourth of the RSAs granted vested immediately, and one-fourth vest at the beginning of each of the second, third and fourth calendar quarters.

23

DIRECTOR COMPENSATION

We incorporate by reference Part III of the Company’s Annual Report on Form 10-K for the year ended June 30, 2024.

Additional details regarding the RSUs granted to each director, other than Mr. Rubin, are set forth below.

M. Scott Faris

RSUs				Compensation Expense (1)
		Number of		Actual	Actual	Projected
Grant	Number	Vested		Fiscal 2023	Fiscal 2024	Fiscal 2025
Date	of Shares	Shares		$	$	$
11/14/2019	48,000	48,000	(2)	$3,279	$-	$-
11/12/2020	22,222	22,222	(2)	20,002	6,664	-
11/11/2021	32,086	32,086	(3)	20,105	-	-
11/17/2022	50,847	50,847	(3)	40,679	20,338	-
1/31/2024	43,796	-	(3)	-	24,850	35,150
				$84,065	$51,852	$35,150

Positions: Chair of the Board, Nominating and Corporate Governance Committee Chair

Committees: Finance Committee, Compensation Committee

(1)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2024. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.
(3)	The number of shares vested are as of June 30, 2024. These RSU shares vest on the first anniversary of the grant date.

Louis Leeburg

RSUs				Compensation Expense (1)
		Number of		Actual	Actual	Projected
Grant	Number	Vested		Fiscal 2023	Fiscal 2024	Fiscal 2025
Date	of Shares	Shares		$	$	$
11/14/2019	48,000	48,000	(2)	$3,279	$-	$-
11/12/2020	22,222	22,222	(2)	20,002	6,664	-
11/11/2021	32,086	32,086	(3)	19,783	-	-
11/17/2022	50,847	50,847	(3)	40,679	20,338	-
				$83,743	$27,002	$-

Positions: Audit Committee Chair (until January 31, 2024)

Committees: Nominating & Corporate Governance Committee (until January 31, 2024)

(1)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	All unvested shares vested upon Mr. Leeburg’s retirement as of January 31, 2024.

24

Dr. Joseph Menaker (1)

RSUs				Compensation Expense (2)
		Number of		Actual	Actual	Projected
Grant	Number	Vested		Fiscal 2023	Fiscal 2024	Fiscal 2025
Date	of Shares	Shares		$	$	$
11/14/2019	48,000	48,000	(3)	$3,279	$-	$-
11/12/2020	22,222	22,222	(3)	20,002	6,664	-
11/11/2021	32,086	32,086	(4)	19,783	-	-
11/17/2022	50,847	50,847	(4)	40,679	20,338	-
1/31/2024	43,796	-	(3)	-	24,850	35,150
				$83,743	$51,852	$35,150

Committees: Audit Committee, Finance Committee

(1)

Dr. Menaker served as a consultant to the Board from March 2018 until November 2018, when he was appointed as a director. During the time period Dr. Menaker served as a consultant to the Board, he earned compensation equivalent to the compensation paid to the directors. The amounts disclosed include the compensation he earned as a consultant and director.

(2)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)	The number of shares vested are as of June 30, 2024. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.
(4)	The number of shares vested are as of June 30, 2024. These RSU shares vest on the first anniversary of the grant date.

Darcie Peck (1)

RSUs				Compensation Expense (2)
		Number of		Actual	Actual	Projected
Grant	Number	Vested		Fiscal 2023	Fiscal 2024	Fiscal 2025
Date	of Shares	Shares		$	$	$
11/14/2019	48,000	48,000	(3)	$3,279	$-	$-
11/12/2020	22,222	22,222	(3)	20,002	6,664	-
11/11/2021	32,086	32,086	(4)	60,004	-	-
11/17/2022	50,847	50,847	(4)	40,679	20,338	-
1/31/2024	43,796	-		-	24,850	35,150
				$123,964	$51,852	$35,150

Positions: Audit Committee Chair (effective January 31, 2024)

Committees: Compensation Committee

(1)

Ms. Peck served as a consultant to the Board from April 2019 until November 2019, when she was appointed as a director. During the time period Ms. Peck served as a consultant to the Board, she earned compensation equivalent to the compensation paid to the directors. The amounts disclosed include the compensation she earned as a consultant and director.

(2)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(3)	The number of shares vested are as of June 30, 2024. One-third of the RSU shares vests on each of the first, second and third anniversaries of the grant date.
(4)	The number of shares vested are as of June 30, 2024. These RSU shares vest on the first anniversary of the grant date.

25

S. Eric Creviston

RSUs				Compensation Expense (1)
		Number of		Actual	Actual	Projected
Grant	Number	Vested		Fiscal 2023	Fiscal 2024	Fiscal 2025
Date	of Shares	Shares		$	$	$
6/25/2021	15,328	15,328	(2)	$15,723	$5,238	$-
11/11/2021	32,086	32,086	(3)	19,783	-	-
11/17/2022	50,847	50,847	(3)	40,679	20,338	-
1/31/2024	43,796	-		-	24,850	35,150
				$76,185	$50,426	$35,150

Positions: Finance Committee Chair

Committees: Compensation Committee

(1)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)

The number of shares vested are as of June 30, 2024. Mr. Creviston received a pro-rated grant based on the date he was appointed to the Board. The RSU shares vest on the first, second and third anniversaries of the fiscal year 2021 director grant date, November 12, 2020, with the first vesting prorated at 3,934 shares and the second and third vesting each at 5,697 shares.

(3)	The number of shares vested are as of June 30, 2024. These RSU shares vest on the first anniversary of the grant date.

Kim Crider

RSUs				Compensation Expense (1)
		Number of		Actual	Actual	Projected
Grant	Number	Vested		Fiscal 2023	Fiscal 2024	Fiscal 2025
Date	of Shares	Shares		$	$	$
1/31/2024	43,796	-	(2)	$-	$24,850	$35,150

Committees: Audit Committee

(1)	Compensation expense for grants of RSUs is recognized or expected to be recognized in accordance with ASC Topic 718, Stock Compensation.
(2)	The number of shares vested are as of June 30, 2024. These RSU shares vest on the first anniversary of the grant date.

26

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company for each of the last two completed fiscal years. In determining the “compensation actually paid” to our named executive officers (“NEOs”, including our principal executive officer (“PEO”), we are required to make various adjustments to amounts that have previously been reported in the Summary Compensation Table in previous years, as the SEC’s calculation method for this section differs from those required in the Summary Compensation Table.

Pay Versus Performance Table

The table below presents information on the compensation of our NEOs in comparison to certain performance metrics for 2024, 2023, and 2022. The metrics are not those that the Compensation Committee of our Board uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. Neither CAP nor the total amount reported in the Summary Compensation Table reflect the amount of compensation actually paid, earned or received during the applicable year. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table total values for the applicable years.

Year (1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for non-PEO Named Executive Officers (4)	Average Compensation Actually Paid to non-PEO Named Executive Officers (5)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (6)	Net Income (Loss) (7)
2024	$478,042	$460,891	$292,537	$273,474	$49.21	$(8,007,346)
2023	$553,722	$471,624	$330,154	$285,463	$53.94	$(4,046,871)
2022	$451,931	$359,717	$274,294	$262,325	$48.43	$(3,542,181)

(1)	Data presented for our last two fiscal years in compliance with Item 402(v)(8).
(2)	Represents total compensation to Shmuel Rubin, who served as our Chief Executive Officer and sole PEO during 2024, 2023 and 2022.
(3)

The dollar amounts reported in this column represent the average amount of “compensation actually paid” to Mr. Rubin, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to Mr. Rubin during the applicable year. The following adjustments were made to Mr. Rubin’s total compensation for each year to determine “compensation actually paid” in accordance with SEC regulations:

(4)	Represents the total compensation to Albert Miranda, who served as our Chief Financial Officer and sole Non-PEO named executive officer during 2024, 2023 and 2022.

(5)

The dollar amounts reported in this column represent the average amount of “compensation actually paid” to Mr. Miranda, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to Mr. Miranda during the applicable year. The following adjustments were made to the Non-PEO NEO total compensation for each year to determine “compensation actually paid” in accordance with SEC regulations:

	Adjustments to Determine CAP for PEO
Fiscal Year	2024	2023	2022
Average Total from Summary Compensation Table	$478,042	$553,722	$451,931
(-) Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(82,490)	(171,765)	(79,742)
(+) Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	75,265	100,389	52,172
(+) / (-) Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(13,614)	(15,421)	(64,644)
(+) / (-) Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	3,688	4,699	-
Compensation Actually Paid	$460,891	$471,624	$359,717

27

	Adjustments to Determine CAP for non-PEO NEO
Fiscal Year	2024	2023	2022
Average Total from Summary Compensation Table	$292,537	$330,154	$274,294
(-) Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(35,813)	(78,959)	(34,619)
(+) Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	32,676	45,315	22,650
(+) / (-) Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(13,614)	(6,261)	-
(+) / (-) Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(2,312)	(4,786)	-
Compensation Actually Paid	$273,474	$285,463	$262,325

(6)

As we have not paid dividends, cumulative total shareholder return (“TSR”) is calculated by dividing $100 by the last closing price in fiscal year 2021 to obtain a number of shares, and multiplying that number of shares by the closing price on the last trading day of the relevant measurement period.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Relationship Disclosure to Pay Versus Performance Table

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following descriptions of the relationships between information presented in the Pay Versus Performance table.

28

Compensation Actually Paid and Cumulative TSR

The following chart sets forth the relationship between compensation actually paid to the PEO and the NEO, compared to our cumulative TSR for each the years presented:

Compensation Actually Paid and Net Income (Loss)

The following chart sets forth the relationship between compensation actually paid to the PEO and the NEO, compared to our net loss reported in our most recent 10-K filings for each of the years presented:

29

PROPOSAL 2 - APPROVAL OF AMENDMENT NO. 1 TO THE 2018 SICP INCREASING THE NUMBER OF SHARES AVAILABLE FOR FUTURE GRANTS THEREUNDER BY 4,000,000 SHARES

What Am I Voting On?

Stockholders are being asked to approve the Plan Amendment to increase the number of shares available for future grants the 2018 SICP by 4,000,000 shares.

Voting Recommendation

FOR the approval of the Plan Amendment to increase the number of shares available for future grants under the 2018 SICP by 4,000,000 shares.

Summary; Reasons for the Plan Amendment

The 2018 SICP was approved by our stockholders at the Company’s annual meeting of stockholders held on November 15, 2018.  As of March 31, 2025, the maximum aggregate number of shares of Class A Common Stock which may be subject to or delivered under awards granted under the 2018 SICP was 4,480,949 shares comprised of 1,650,870 shares originally authorized for issuance under the 2018 SICP, 2,100,000 additional shares approved by the Company’s stockholders, and 730,079 shares that have become available for grant under the 2018 SICP as a result of awards granted under a prior plan that were canceled, settled in cash or forfeited or that expired.  In addition, any shares subject to existing or future awards under the 2018 SICP or any prior plan that are canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part) become available for future grant under the 2018 SICP on a one-for-one basis.  As of March 31, 2025, of the 4,480,949 shares of Class A Common Stock the Company has determined are authorized for issuance under the 2018 SICP, 2,438,708 shares have been granted and issued, 1,427,703 shares are subject to outstanding awards granted under the 2018 SICP and 614,538 shares are available for future grants.

Our Board desires to amend the 2018 SICP to increase the shares authorized for issuance thereunder by 4,000,000 shares and has approved Amendment No. 1 to the 2018 SICP attached hereto as Appendix A (the “Plan Amendment”) to effect such increase.  Our Board believes that the approval of the Plan Amendment is necessary in order to allow us to continue to utilize equity awards to attract, retain, and motivate the services of key individuals essential to our long-term growth and financial success and to further align their interests with those of our stockholders.

If the Plan Amendment is approved by the Company’s stockholders at the Special Meeting, as of June 16, 2025, or any adjournment or postponement thereof, the 2018 SICP would have a total of 8,480,949 shares authorized for issuance thereunder and 4,614,538 shares available for future grants with the number of shares available for future grants to be reduced by the number of shares that are subject to issuance pursuant to awards granted during the period commencing on April 1, 2025 and ending on the date Proposal 2 is approved by the Company’s stockholders (the “Interim Period”), and increased by the number of shares subject to awards granted under the 2018 SICP or any prior plan and existing on March 31, 2025, that are canceled, expired, settled in cash, or forfeited for any reason during the Interim Period.

Dilution

The table below represents our potential “overhang” based on the number of our shares of Class A Common Stock, stock options, and restricted stock units subject to outstanding awards under the 2018 SICP as of March 31, 2025, and our request for approval of 4,000,000 additional shares of Class A Common Stock to be authorized for issuance pursuant to the 2018 SICP. Our Board believes that the increase in shares of Class A Common Stock available under the 2018 SICP represents a reasonable amount of potential equity dilution, which will allow us to continue awarding equity incentives, an important component of our overall compensation program. Although the use of equity is an important part of our compensation program, we are mindful of our responsibility to our stockholders in granting equity awards.

30

	Shares	“Overhang” percent (1)
USE OF STOCK IN THE 2018 SICP
Shares granted and issued since November 15, 2018	2,438,708	—
Shares currently outstanding:
Options (2)	391,817	0.9%
Restricted Stock Units	1,035,886	2.4%

Shares remaining available under the 2018 SICP	614,538	1.4%

Total authorized under the 2018 SICP	4,480,949	—

Proposed additional shares	4,000,000	9.3%

Total potential “Overhang”	8,480,949	14.1%

(1) Overhang is calculated for purposes of this presentation as the number of shares of the type that are issued but subject to continued restriction (restricted stock), issuable upon exercise, or potentially issuable in the future under either restricted stock or option agreements divided by the 42,893,563 shares of Class A Common Stock outstanding at March 31, 2025.

(2) Our outstanding options have exercise prices between $1.28 and $3.02 per share of Class A Common Stock.

Plan Benefits

The issuance of any awards under the 2018 SICP, will be at the discretion of the SICP Committee (as defined below). Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future. The following table sets forth the awards that were previously granted under the Plan through March 31, 2025 (whether or not outstanding, vested, or forfeited, as applicable) to the persons or groups named below:

		Total Number
	Total Number of	of Shares of Restricted
Name and Position	Stock Options	Stock

Shmuel Rubin	225,000	396,957
President & CEO
Albert Miranda	75,000	123,072
CFO & Treasurer
All current executive officers as a group	300,000	520,029

All current non-employee directors as a group	—	842,280

All employees except for executive officers as a group	74,746	647,891

All consultants as a group	140,000	320,889

31

Burn Rate

The following table sets forth information regarding awards granted and the burn rate for each of the last three fiscal years and the average burn rate over the last three fiscal years under the 2018 SICP. For each year, the burn rate has been calculated as the quotient of (1) the sum of all awards granted in a fiscal year, divided by (2) the number of shares of Class A Common Stock outstanding at the end of that fiscal year.

Fiscal Year	(1) Awards Granted	(2) Class A Common Stock Outstanding at June 30th	Burn Rate
2024	842,111	39,254,643	2%
2023	858,328	37,344,739	2%
2022	493,461	27,046,790	2%

		Average burn rate	2%

The additional 4,000,000 shares of Class A Common Stock to be reserved for issuance under the 2018 SICP, if approved, is currently expected to be adequate for grants and awards for approximately three (3) years based on a projection for both directors’ compensation (approximately 1.2 million shares) and employee and executive officer compensation (approximately 2.8 million shares). Based on such projection, the shares of Class A Common Stock that might be granted during such period would total approximately 9.3% of outstanding shares of Class A Common Stock as of March 31, 2025. Not all shares granted actually become issued shares of Class A Common Stock.

The Board believes that, to attract, motivate, and retain qualified officers, directors, and employees of the Company and its subsidiaries, including G5 Infrared, to incentivize such persons to attain our long-term goal of increasing stockholder value, and to continue to promote the Company’s well-being, it is in the best interests of us and our stockholders to provide our officers, directors, and employees, through the granting of equity incentive awards, the opportunity to participate in the appreciation in value, if any, of our Class A Common Stock. Our future success will be based on a combination of dedicated and competent management working alongside skilled and experienced electro-optic engineers and production personnel. The Board believes that the additional 4,000,000 shares to be reserved for issuance under the 2018 SICP will ensure the Company’s ability to retain and have access to qualified individuals.

Description of the 2018 SICP and the Proposed Amendment

The following summary of certain features of the 2018 SICP is qualified in its entirety by reference to the full text of the 2018 SICP, which was filed as an Exhibit 10.1 to our Current Report on Form 8-K (File No.: 000-27548) filed with the SEC on November 15, 2018.

In General

Under the terms of the 2018 SICP, employees and officers of the Company and any subsidiary are eligible to receive incentive stock options (“Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code, stock appreciation rights and/or performance bonuses of cash or stock. In addition, employees and officers of the Company and any subsidiary, and directors of the Company, are eligible to receive options that do not qualify as Incentive Options (“Nonqualified Options”) and/or restricted stock or unit awards pursuant to the terms of the 2018 SICP. Generally, no consideration is received by us upon the grant of any options or awards; however, we will receive consideration upon the exercise of any options. To date, the only forms of awards under the 2018 SICP have been Incentive Options, Nonqualified Options, and restricted stock awards. The 2018 SICP is administered by the Board or a committee appointed by the Board (the “SICP Committee” – which is currently the Compensation Committee). As of March 31, 2025, approximately 350 employees and seven directors were eligible to participate in the 2018 SICP; however, awards are granted only to such officers, directors, employees and consultants of the Company as the SICP Committee selects from time to time in its sole discretion.

32

The 2018 SICP currently provides that the maximum number of shares of Class A Common Stock issuable under the 2018 SICP is 4,480,949 and as of March 31, 2025, there were only 614,538 shares remaining available for grant to persons participating in the 2018 SICP. The proposed amendment would increase the number of shares of common stock reserved for issuance under the 2018 SICP to a total of 8,480,949 shares, thereby providing an aggregate of 4,614,538 shares available for future grants to persons participating in the 2018 SICP.

Incentive Options are generally exercisable for a period of up to ten years from the grant date and the exercise price may not be less than the fair market value of the Class A Common Stock on the grant date. The fair market value of a share of Class A Common Stock was $2.19 as of April 25, 2025.

Options (whether Incentive Options or Nonqualified Options) granted under the 2018 SICP generally may be exercised only while the recipient is employed or retained by the Company or within three months after the date of termination of employment. However, if termination is due to death or permanent disability of the option holder, the option may be exercised within one year of the date of termination. To exercise an award, the option holder’s payment may be made by cash or by any other means approved by the Board or the SICP Committee.

Under the terms of the 2018 SICP, an option holder has none of the rights of a stockholder with respect to the shares issuable upon the exercise of the option or satisfaction of conditions for the award, until such shares are issued. No adjustment may be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in the 2018 SICP. During the lifetime of the recipient, an award is exercisable only by the option holder. No option may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution.

Restricted stock may also be awarded under the 2018 SICP. Under the 2018 SICP, a restricted stock award or unit is a grant of shares of our Class A Common Stock that is subject to certain restrictions that we place on such stock. Typically, the restricted stock is subject to forfeiture by the recipient, which gradually decreases in amount over a certain period of time. Generally, any “unvested” shares at the time of termination or resignation of the recipient are forfeited unless modified by the Board. Any “unvested” shares of restricted stock issued to directors will immediately vest upon their termination from the Board. Other restrictions may be placed on the stock, including, but not limited to, Section 16 of the Securities Exchange Act and other transfer restrictions subsequent to vesting and after issuance.

Federal Income Tax Consequences

Nonqualified Stock Options. Generally, no income is recognized when a nonqualified stock option is granted to the option holder. Generally, upon the exercise of a nonqualified stock option, the excess of the fair market value of the shares on the date of exercise over the option price is ordinary income to the option holder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

Incentive Stock Options. Generally, no regular taxable income is recognized upon the exercise of an incentive option. The tax basis of the shares acquired will be the exercise price. In order to receive this favorable treatment, shares acquired pursuant to the exercise of an incentive option may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date (the “Holding Periods”). If the shares are sold before the end of the Holding Periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the option price or the difference between the sale price and the option price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the Holding Periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss.

33

Restricted Stock. In the case of a restricted stock award, the excess of the fair market value of the underlying shares of the restricted stock award over the amount paid for the restricted stock award will be taxed as ordinary income to the recipient in the first taxable year in which the underlying common shares are no longer subject to vesting or similar types of forfeiture restrictions. Alternatively, with respect to an individual who files a timely election under Section 83(b) of the Internal Revenue Code, such excess will instead be taxed as ordinary income upon the effectiveness of the grant of such restricted stock award notwithstanding any vesting or similar types of forfeiture restrictions. The income realized by the recipient is generally treated as wages and will be subject to withholding taxes even though no cash is paid to the recipient by us. In the case of restricted stock units, the election under Section 83(b) of the Internal Revenue Code is not available and the holder may elect to defer receipt of the stock, and thus taxation thereon, when the vesting occurs. When a holder so elects deferral, the holder must remain at risk that the property (stock) may never be delivered to him due to adverse developments.

The Company Deduction. We are entitled to a tax deduction in connection with the exercise of a nonqualified stock option equal to the ordinary income recognized by the option holder. We are also entitled to a tax deduction in connection with the vesting of restricted stock or, earlier in the case of the grantee making an election pursuant to Section 83(b) of the Internal Revenue Code (in both cases, conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

Holding Periods. Provided the shares sold or exchanged are held for more than twelve (12) months prior to such sale or exchange, the resulting gain or loss will be long-term in character. If the shares are held for less than twelve months prior to their sale or exchange, the resulting gain or loss will be short-term in character. In the case of restricted stock units, the holding period does not begin until the holder elects to receive the shares of Class A Common Stock and be subject to the recognition of income subject to taxation at ordinary income rates.

Other Tax Considerations. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the 2018 SICP. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the 2018 SICP, including the application and effect of foreign state and local taxes, and any changes in the tax laws after the date of this Proxy Statement.

Required Vote of Stockholders

Proposal 2 will be adopted if a majority of the outstanding Class A Common Stock having voting power, present in person or represented by proxy affirmatively votes in favor of this proposal. Consequently, abstentions will have the effect of votes cast against this proposal and broker non-votes will have the effect of reducing the absolute number, but not the percentage, of affirmative votes needed to pass this proposal.

34

PROPOSAL 3 - APPROVAL OF THE 2025 EMPLOYEE STOCK PURCHASE PLAN

What Am I Voting On?

Stockholders are being asked to approve the 2025 ESPP, as successor to the Company’s 2014 ESPP. The Board believes that the 2025 ESPP will benefit the Company and its stockholders by providing eligible employees of the Company and its subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and its subsidiaries, and to provide an incentive for continued employment. The Board has approved and adopted the 2025 ESPP, subject to stockholder approval. A copy of the 2025 ESPP is attached to the Proxy Statement as Appendix B.

Voting Recommendation

FOR the approval of the adoption of the 2025 ESPP.

Summary

General. The purpose of the 2025 ESPP is to provide eligible employees of the Company and its designated subsidiaries with the opportunity to purchase shares of the Company’s common stock through accumulated payroll deductions. The 2025 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code and will be administered in a manner consistent with the requirements of that section of the Internal Revenue Code.

Authorized Shares. A total of 400,000 shares of Class A Common Stock are authorized for issuance under the 2025 ESPP, subject to appropriate adjustments (including to each outstanding purchase right) in the event of any stock split, stock dividend, or any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of any consideration by the Company.

Administration. The 2025 ESPP will be administered by the Compensation Committee of the Board. The 2025 ESPP confers on the Compensation Committee express powers and authority, including the authority to designate subsidiaries to participate in the 2025 ESPP and to establish the price for the shares of common stock offered under the 2025 ESPP. Subject to the provisions of the 2025 ESPP and the limitations of Section 423 of the Internal Revenue Code, all questions of interpretation or application of the 2025 ESPP will be determined by the Compensation Committee and its decisions will be treated as final and binding upon all participants. The Board may itself take action under the 2025 ESPP in its discretion.

Eligibility. All employees of the Company (or of any designated subsidiary), including employees of G5 Infrared, are eligible to participate in the 2025 ESPP, except employees who are not employed by the Company (or a designated subsidiary) prior to the beginning of the relevant offering period, whose customary employment is for twenty (20) hours or less per week, whose customary employment is for not more than five (5) months in any calendar year, or who owns stock or holds employee stock options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries, or would, as a result of participating in the 2025 ESPP, own stock or hold employee stock options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. At December 31, 2024, the date the final offering period under the 2014 ESPP ended, approximately 105 employees were eligible to participate in the 2014 ESPP, and of that number, three (3) employees participated in the 2014 ESPP, contributing $3,618, in the aggregate, to the 2014 ESPP during the offering period ending on December 31, 2024. At July 1, 2025, the date of the initial offering period under the 2025 ESPP, approximately 150 will be eligible to participate in the 2025 ESPP.

Offerings. The 2025 ESPP establishes offering periods with a duration of six months, commencing on January 1 and July 1 each year with the first offering period under the 2025 ESPP commencing on July 1, 2025, and the final offering period terminating on December 31, 2034 (assuming the 2025 ESPP is not terminated earlier). Shares are purchased on the last business day of each offering period (“purchase date”). The Committee may establish a different duration for any offering or different commencement or ending dates for any offering.

35

Participation in the 2025 ESPP. Participation in an offering under the 2025 ESPP is limited to eligible employees who enroll in the 2025 ESPP prior to the relevant offering period. An employee who becomes a participant in the 2025 ESPP will automatically participate in each successive offering until the employee withdraws (or is deemed to withdraw) from the 2025 ESPP, terminates employment or otherwise becomes ineligible to participate.

Purchase Price. The per share purchase price for any offering period is equal to eighty-five percent (85%) of the fair market value of a share of Class A Common Stock on the purchase date of the applicable offering period. The fair market value will generally be the closing sales price per share as reported on the NCM.

Payment of Purchase Price. The purchase price for each share is accumulated by regular payroll deductions made during the offering period. Participants may authorize the Company to withhold up to fifteen percent (15%) of their compensation (or such lower limit set by the Compensation Committee). The number of whole shares of the Company’s common stock purchasable by a participant is determined by dividing the balance of payroll deductions authorized and credited to the participant’s recordkeeping account on the purchase date of the offering period by the purchase price per share. However, no participant may purchase shares of common stock under the 2025 ESPP or any other employee stock purchase plan of the Company or any subsidiary having a value exceeding $25,000 (based on the fair market value of the Company’s common stock on the first business day of the offering period in which the shares are purchased) for each calendar year in which the employee participates in the 2025 ESPP. No participant may purchase more than 4,000 shares of Class A Common Stock in any 6-month offering period or 8,000 shares of Class A Common Stock in any 12-month offering period, unless such maximums are changed by the Compensation Committee.

Cessation of Payroll Deductions or Termination of Purchase Rights. A participant’s payroll deduction percentage may (effective as of the next payroll period) be reduced during an offering period only to zero, and the payroll deductions credited to participant’s account will, at participant’s election, be refunded or applied to the purchase of shares of Class A Common Stock on the next scheduled purchase date. The cessation of payroll deductions for such participant will remain in effect for successive offering periods, unless the participant files a new enrollment agreement for a subsequent offering period. Alternatively, a participant may withdraw from the 2025 ESPP at any time during an offering period. Upon withdrawal, the participant’s accumulated payroll deductions will be refunded, without interest. Once a participant withdraws from an offering, the participant may not resume participation during the same offering period, but may reenroll in a subsequent offering period. Termination of a participant’s employment with the Company or a designated subsidiary for any reason whatsoever, immediately terminates the participant’s purchase right for the offering period then in progress and the participant’s participation in the 2025 ESPP.

Change in Control. In the event of (i) a merger or consolidation in which the Company is not the surviving entity, (ii) a merger in which the Company is the surviving entity but after which the stockholders of the Company immediately prior to such merger cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company, or (iv) the acquisition, sale or transfer of more than fifty percent (50%) of the outstanding shares of the Company by tender offer or similar transaction, the offering period with respect to which the outstanding options relate will be shortened by setting a new purchase date to occur within ten (10) business days prior to the proposed corporate transaction. In the event a proposed dissolution or liquidation of the Company, the offering period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee (including a determination that the 2025 ESPP be terminated as of a fixed date and each participant be given the right to purchase shares of Class A Common Stock prior to such termination).

Termination or Amendment. Assuming the 2025 ESPP is approved by the stockholders, it will terminate upon the earlier of (i) termination of the 2025 ESPP by the Board, (ii) issuance of all of the shares of Class A Common Stock reserved for issuance under the 2025 ESPP, (iii) the tenth (10th) anniversary of the effective date of the 2025 ESPP, or (iv) at the Committee’s discretion, termination of the 2025 ESPP in connection with the dissolution or liquidation of the Company. The Board may amend, terminate or extend the term of the 2025 ESPP at any time, except that the approval of the Company’s stockholders is required within twelve (12) months of the adoption of any amendment which would increase the number of shares that may be issued under the 2025 ESPP, change the designation of the employees eligible for participation in the 2025 ESPP or extend the term of the 2025 ESPP.

36

Summary of U.S. Federal Income Tax Consequences

The following summary is intended as a general guide as to the U.S. federal income tax consequences of participation in the 2025 ESPP and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Generally, there are no tax consequences to an employee of either becoming a participant in the 2025 ESPP or purchasing shares under the 2025 ESPP. However, after a participant purchases shares under the 2025 ESPP, the participant will share in the Company’s earnings through any dividends distributed with respect to such purchased shares. The value of such dividends is taxable to the participant.

The tax consequences of a disposition of shares acquired under the 2025 ESPP vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two (2) years after the first business day of the offering period or within one (1) year after the purchase date on which the shares are acquired (a “disqualifying disposition”), the participant recognizes ordinary income in the calendar year of disposition in an amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price paid for those shares. Any difference between the sale price of the shares and the fair market value of the shares on the purchase date will be capital gain or loss.

If the participant disposes of shares at least two (2) years after the first business day of the offering period and at least one (1) year after the purchase date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price paid for those shares, or (ii) the difference between the fair market value of the shares on the first business day of the offering period and the purchase price (determined as if the purchase right were exercised on the first business day of the offering period). Any additional gain or loss recognized by the participant on the disposition of the shares will be a long-term capital gain or loss.

If the participant still owns the shares at the time of his or her death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price, or (ii) the difference between the fair market value of the shares on the first business day of the offering period and the purchase price (determined as if the purchase right was exercised on the first business day of the offering period) is recognized as ordinary income in the year of the participant’s death.

If the participant disposes of the shares in a disqualifying disposition, the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Required Vote of Stockholders

Proposal 3 will be adopted if a majority of the outstanding Class A Common Stock having voting power, present in person or represented by proxy affirmatively votes in favor of this proposal. Consequently, abstentions will have the effect of votes cast against this proposal and broker non-votes will have the effect of reducing the absolute number, but not the percentage, of affirmative votes needed to pass this proposal.

37

OTHER BUSINESS

The Board is not aware of any other business to be considered or acted upon at the Special Meeting other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Special Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Proxy Statement documents that we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the Annual Report on Form 10-K for the year ended June 30, 2024, including the Part III information, and any documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Special Meeting.

38

PROXY

VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

LIGHTPATH TECHNOLOGIES, INC.

June 16, 2025

This Proxy is solicited and proposed by the Board of Directors of LightPath Technologies, Inc., which recommends that you vote FOR proposals 1, 2, and 3.

The undersigned hereby appoints each of M. Scott Faris and Shmuel Rubin as proxies and attorneys-in-fact (the “Proxies”), with power of substitution, to represent and vote all shares of LightPath Technologies, Inc. Class A Common Stock and Series G Preferred Stock which the undersigned is entitled to vote on all matters that may properly come before the Virtual Special Meeting of Stockholders of LightPath Technologies, Inc. to be held on Wednesday, June 16, 2025 at 11:00 a.m. EDT (the “Special Meeting”), or at any adjournment or postponement thereof.

This year’s Special Meeting will be held in a virtual meeting format only. You can virtually attend the live webcast of the Virtual Special Meeting at https://web.viewproxy.com/lightpathsm/2025. For more information, refer to the Proxy Statement.

The Proxies shall have all the powers which the undersigned would possess if personally present at the Special Meeting. The undersigned hereby revokes any prior proxy to vote at the Special Meeting.

This proxy, when properly executed and returned, will be voted as specified herein by the undersigned. If no direction is made, this proxy will be voted in accordance with the recommendations of LightPath Technologies, Inc.’s Board of Directors. The Proxies are also authorized to vote on such other matters as may properly come before the Special Meeting in accordance with their discretion.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of

Proxy Materials for the Virtual Special Meeting:

The Proxy Statement is available at

https://web.viewproxy.com/lightpathsm/2025

39

Appendix A

PROPOSED AMENDMENT NO.  1 TO THE

LIGHTPATH TECHNOLOGIES, INC.

2018 STOCK AND INCENTIVE COMPENSATION PLAN

June 16, 2025

1. The LightPath Technologies, Inc. 2018 Stock and Incentive Compensation Plan (the “Plan”) is hereby amended as follows:

Section 3(a) of the Plan is hereby amended by deleting the first sentence thereof in its entirety and, in lieu thereof, substituting the following:

“(a) Aggregate Limit. Subject to the provisions of Section 15(a) of the Plan and the share counting provisions below, the maximum aggregate number of Shares which may be subject to or delivered under Awards granted under the Plan shall be 8,480,949 Shares comprised of 1,650,870 Shares originally authorized for issuance under the Plan, 2,100,000 additional Shares previously approved by the Company’s shareholders, 730,079 Shares that have become available for grant under the Plan pursuant to the last sentence of Section 3(c)(i), and 4,000,000 Shares approved by the Company’s shareholders on the date hereof.”

2. All other terms and provisions of the Plan shall remain unchanged.

3. This Amendment No. 1 to the LightPath Technologies, Inc. 2018 Stock and Incentive Compensation Plan was adopted by the Company’s Board of Directors on April 18, 2025.

40

Appendix B

PROPOSED LIGHPATH TECHNOLOGIES, INC.

2025 EMPLOYEE STOCK PURCHASE PLAN

(Effective as of June 16, 2025)

1. Purpose. The purpose of the LightPath Technologies, Inc. Employee Stock Purchase Plan (“Plan”) is to provide eligible employees of LightPath Technologies, Inc., a Delaware corporation (“Company”) and certain Designated Subsidiaries (as hereinafter defined) with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and its Subsidiaries (as hereinafter defined), and to provide an incentive for continued employment. For purposes of this Plan, a “Subsidiary” shall mean a “subsidiary corporation” of the Company whether now or subsequently established, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (“Code”). The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code, and this Plan shall be so construed, although the Company makes no undertaking or representation to maintain such qualification.

2. Shares Subject to this Plan. Subject to adjustment pursuant to Section 13(a), the maximum number of shares of the Company’s Class A Common Stock (“Common Stock”) that will be made available for purchase under this Plan will be Four Hundred Thousand (400,000) shares. The shares of Common Stock reserved for issuance pursuant to this Plan shall be authorized but unissued shares of Common Stock.

3. Administration. This Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, or such other committee as may be designated by the Board of Directors of the Company to administer this Plan (the applicable committee, “Committee”). Notwithstanding any such delegation of authority, the Board of Directors of the Company (“Board”) may itself take any action under this Plan in its discretion at any time, and any reference in this Plan to the rights and obligations of the Committee shall be construed to apply equally to the Board. Any references to the Board mean only the Board. Subject to applicable law, the Committee may delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject to such terms and limitations as the Committee shall determine (and references in this Plan to the Committee shall thereafter be to the Committee or subcommittee). In addition to other express powers and authorizations conferred on the Committee by this Plan, the Committee shall have the full power and authority to designate from time to time which Subsidiaries shall be eligible to participate in this Plan (a “Designated Subsidiary”). Unless the Committee determines otherwise, the Designated Subsidiaries shall be all Subsidiaries heretofore or hereafter formed under the laws of any state of the United States. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee in good faith and its decisions shall be final and binding upon all persons. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

4. Eligibility. All employees of the Company or of a Designated Subsidiary are eligible to participate in Offering Periods (as hereinafter defined) under this Plan except the following:

(a) employees who are not employed by the Company or a Designated Subsidiary prior to the beginning of such Offering Period;

(b) employees whose customary employment with the Company or a Designated Subsidiary is for twenty (20) hours or less per week;

(c) employees whose customary employment with the Company or a Designated Subsidiary is for not more than five (5) months in any calendar year; and

(d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold employee stock options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or would, as a result of a purchase under this Plan with respect to such Offering Period, own stock or hold employee stock options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

41

5. Offering Dates. The offering periods of this Plan (each, an “Offering Period,” and collectively, “Offering Periods”) shall be of six (6) months duration commencing on January 1 and July 1 of each year and respectively ending on June 30 and December 31 of each year; provided that the first Offering Period under the Plan shall commence on July 1, 2025, and the final Offering Period under the Plan shall terminate on December 31, 2034 (unless the Plan terminates prior to the Expiration Date (as defined below)). During an Offering Period payroll deductions of the participants are accumulated under this Plan. The first business day of an Offering Period is referred to as the “Offering Date”. The last business day of an Offering Period is referred to as the “Purchase Date”. The Committee shall have the power to change the Offering Dates, the Purchase Dates and the duration of Offering Periods without stockholder approval if such change is announced prior to the relevant Offering Period or prior to such other time period as specified by the Committee. No Offering Period may have a duration exceeding one year beginning with the Offering Date.

6. Participation in this Plan. Employees who meet the requirements set forth in Section 4 for eligibility to participate in this Plan may become participants in Offering Periods on an Offering Date by completing the prescribed enrollment agreement and delivering such form to the Company (or by following such other enrollment process prescribed by the Committee) prior to such Offering Period, or such other time period as specified by the Committee. An eligible employee who does not deliver an enrollment agreement to the Company after becoming eligible to participate in an Offering Period shall not participate in that Offering Period or any subsequent Offering Period until such time when the employee enrolls in this Plan by filing an enrollment agreement with the Company prior to the Offering Period to which it relates, or such other time period as specified by the Committee. Once an eligible employee becomes a participant in an Offering Period by properly filing an enrollment agreement, such employee will participate in the first Offering Period following the submission of the enrollment agreement and shall be automatically re-enrolled in all subsequent Offering Periods unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below or is otherwise ineligible to participate in this Plan. Such participant is not required to file any additional enrollment agreement in order to continue participation in this Plan. Notwithstanding the foregoing, the Committee may require current participants to file a new enrollment agreement at any time it deems necessary or desirable to facilitate Plan administration or for any other reason.

7. Purchase Price. The purchase price per share at which a share of Common Stock will be sold shall be eighty-five percent (85%) of the fair market value (as hereinafter defined) of a share of Common Stock on the Purchase Date of the applicable Offering Period; provided, however, that the Committee may, in its sole discretion, set a new purchase price per share for subsequent Offering Periods subject to compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or securities exchange or market system rule), but in no event shall the purchase price per share be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the Purchase Date of any Offering Period.

The term “fair market value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is listed on any established stock exchange or national market system, including, without limitation, the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, the closing sales price for such stock as quoted on such exchange or system on the date of determination (or the closing bid, if no sales were reported) as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) if such Common Stock not listed on an established stock exchange or national market system, but the Common Stock is regularly quoted by a recognized securities dealer, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as is deemed authoritative by the Committee at that time; or

(c) in the absence of an established market for the Common Stock, then the price so reasonably determined by the Committee in good faith as the fair market value on any particular date.

42

8. Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares.

(a) On each Offering Date, each participant in this Plan shall automatically be granted a right to purchase as many whole shares of Common Stock as the participant will be able to purchase with the payroll deductions authorized and credited to the participant’s account during the applicable Offering Period (such right shall also be referred to as an “option”); provided that such purchase shall be subject to the limitations set forth in Sections 2 and 9. Each participant’s enrollment agreement shall contain a payroll deduction authorization pursuant to which the participant shall elect to have a designated percentage of his or her eligible compensation in one percent (1%) increments, not less than one percent (1%) nor greater than fifteen percent (15%) (or such lower limit set by the Committee from Offering Period to Offering Period), deducted during the Offering Period as further provided in this Section 8(a). Eligible compensation shall mean all W-2 cash compensation, including, but not limited to, base salary, wages, commissions, overtime, shift premiums, bonuses and incentive compensation, plus draws against commissions, provided, however, that for purposes of determining a participant’s compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code, or similar provisions hereinafter introduced by legislation, shall be treated as if the participant did not make such election. Payroll deductions for a participant with respect to an Offering Period shall commence on the first payday of the Offering Period occurring on or after the Offering Date and shall continue to the last payday of the Offering Period occurring on or before the Purchase Date, unless sooner altered or terminated as provided in this Plan.

(b) A participant may reduce his or her payroll deduction percentage during an Offering Period from the enrollment percentage only to zero (0) by filing with the Company a request for cessation of payroll deductions. A reduction to zero shall be effective beginning with the next payroll period after the Company’s receipt of the request and no further payroll deductions will be made for the duration of the Offering Period. Payroll deductions credited to the participant’s account prior to the effective date of the request shall be electively returned to the participant or used to purchase shares of Common Stock of the Company in accordance with Section (d) below. A participant may not resume making payroll deductions during the Offering Period in which he or she reduced his or her payroll deductions to zero (0), and any such payroll deduction change shall remain in effect for successive Offering Periods, unless the participant files a new enrollment agreement for a subsequent Offering Period, the participant elects to withdraw from this Plan in accordance with Section 10, or the participant is withdrawn from this Plan in accordance with Section 11 or is otherwise ineligible to participate in this Plan. A participant may only increase his or her rate of payroll deductions to be effective for the next Offering Period by completing and filing a new enrollment agreement authorizing the payroll deductions.

(c) All payroll deductions made for a participant are credited to a recordkeeping account for such participant under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. A participant shall be a general creditor of the Company with regard to such deductions until the conclusion of the Purchase Date.

(d) On each Purchase Date with respect to an Offering Period under this Plan, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form in accordance with Section 10 before that date which notifies the Company that the participant wishes to withdraw from that Offering Period and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant and provided further that the participant has not requested all payroll deductions accumulated in the participant’s account be electively returned pursuant to Section 8(b) above, the Company shall cause the amount credited to each participant’s account to be applied to purchase as many whole shares of Common Stock pursuant to the participant’s option as possible at the purchase price per share specified in Section 7, provided that such purchase shall be subject to the limitations set forth in Sections 2 and 9. No fractional shares of Common Stock shall be purchased; any amounts remaining credited to a participant’s account, which are not sufficient to purchase a full share of Common Stock, shall be retained in the participant’s account and rolled forward to the next Offering Period. If on the Purchase Date the amount credited to a participant’s account exceeds the Maximum Share Amount (as hereinafter defined), the amount in excess of the Maximum Share Amount shall be returned in full to the participant, without interest, in accordance with Section 9(d). No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

43

(e) As soon as reasonably practicable after each Purchase Date on which a purchase of shares of Common Stock occurs, the Company shall arrange the delivery to each participant of the shares of Common Stock purchased pursuant to his or her option in a form determined by the Committee, in its sole discretion, and pursuant to rules established by the Committee. The Company may permit or require that shares of Common Stock be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares of Common be retained with such broker or agent for a designated period of time and/or establish other procedures to permit tracking of disqualifying dispositions of such shares of Common Stock.

9. Limitations on Shares to be Purchased.

(a) No participant shall be entitled to purchase shares of Common Stock under this Plan at a rate which, when aggregated with participant’s rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds twenty-five thousand dollars ($25,000) in fair market value of such stock, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the participant participates in this Plan. The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

(b) Subject to any adjustment pursuant to Section 13, no more than eight thousand (8,000) shares of Common Stock may be purchased by a participant on any single Purchase Date within an Offering Period of twelve (12) months or four thousand (4,000) shares of Common Stock within an Offering Period of six (6) months (hereinafter the “Maximum Share Amount”); provided, however, that the Committee may, in its sole discretion, set a new maximum number of shares of Common Stock that may be purchased by any participant at any single Purchase Date, which shall then be the Maximum Share Amount for subsequent Offering Periods. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period for which it is to be effective. The Maximum Share Amount shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

(c) If the number of shares of Common Stock to be purchased on a Purchase Date by all participants participating in this Plan exceeds the number of shares of Common Stock then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares of Common Stock under this Plan in as uniform and equitable a manner as is reasonably practicable, as determined in the Committee’s sole discretion. In such event, the Company shall give written notice to each affected participant of the reduction of the number of shares of Common Stock to be purchased under the participant’s option.

(d) Any payroll deductions accumulated in a participant’s account which are not used to purchase shares of Common Stock due to the limitations in this Section 9 shall be returned in full to the participant as soon as practicable after the end of the applicable Offering Period, without interest.

(e) During a participant’s lifetime, his or her option to purchase shares of Common Stock hereunder is exercisable only by him or her. A participant will not have any rights as a stockholder with respect to any shares of Common Stock subject to the participant’s option until the shares of Common Stock are purchased in accordance with Section 8(d) above and such shares of Common Stock are delivered in accordance with Section 8(e).

44

10. Withdrawal.

(a) A participant may withdraw from an Offering Period after the applicable Offering Date by signing and delivering to the Company a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time prior to the end of the Purchase Date of the Offering Period, or prior to such other date specified by the Committee.

(b) Upon withdrawal from this Plan, the participant’s option for such Offering Period will automatically be terminated, and the accumulated payroll deductions credited to the participant’s account shall be returned to the withdrawn participant, without interest, and his or her participation in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, such participant may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new enrollment form for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

11. Termination of Employment. Termination of a participant’s employment with the Company or a Designated Subsidiary for any reason whatsoever, including but not limited to retirement or death, or the failure of a participant to remain an eligible employee of the Company or of a Designated Subsidiary, immediately terminates the participant’s option for the Offering Period then in progress and his or her participation in this Plan. In such event, the payroll deductions credited to the participant’s account will be returned, without interest, to the participant or, in the case of his or her death, as provided in Section 21. For purposes of this Section 11, a participant will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Designated Subsidiary in the case of sick leave, military leave, or any other bona fide leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

12. Return of Payroll Deductions. In the event a participant’s participation in this Plan is terminated by withdrawal, ineligibility, termination of employment or otherwise, the Company shall deliver to the participant all payroll deductions credited to such participant’s account as soon as practicable thereafter. No interest shall accrue on the payroll deductions credited to a participant’s account under this Plan.

13. Capital Changes.

(a) Subject to any required action by the stockholders of the Company, the number and type of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been purchased (collectively, the “Reserves”), and the Maximum Share Amount, shall be appropriately and proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. It is intended that, if possible, any adjustments contemplated by this Section 13(a) be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code and Section 409A of the Code and the regulations thereunder) and accounting (so as to not trigger any accounting adjustments to earnings) requirements.

45

(b) In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in its sole discretion, declare that this Plan shall terminate as of a date fixed by the Committee and give each participant the right to purchase shares of Common Stock prior to such termination. In such event, the Committee shall notify each participant in writing or electronically prior to the new Purchase Date, that the final Offering Period has been shortened by setting an earlier Purchase Date and that as many whole shares of Common Stock subject to the participant’s option shall be automatically purchased on the new Purchase Date at the applicable purchase price per share with the accumulated payroll deductions from his or her account, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10, and provided that such purchase shall be subject to the limitations set forth in Sections 2 and 9.

(c) In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, then the Offering Period with respect to which the outstanding options relate shall be shortened by setting a new Purchase Date (and such new Purchase Date shall occur within ten (10) business days prior to the proposed corporate transaction), and all the amounts credited to the participants’ accounts shall be used to automatically purchase on the new Purchase Date as many whole shares of Common Stock as possible at the purchase price per share, and provided that such purchase shall be subject to the limitations set forth in Sections 2 and 9.

(d) The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

14. Nonassignability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the purchase (or receipt) of shares of Common Stock under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 21 below) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 10.

15. Reports. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive as soon as practicable after the Purchase Date a report of his or her account setting forth the total payroll deductions accumulated prior to the Purchase Date, the number of shares of Common Stock purchased, the per share price thereof and the remaining cash balance, if any, being refunded or carried forward to the next Offering Period. The report required by this Section 15 may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.

16. Notice of Disposition. Each participant shall notify the Company in writing if the participant disposes of any of the shares of Common Stock purchased in any Offering Period pursuant to this Plan if such disposition occurs prior to the expiration of the holding periods set forth in Section 423(a) of the Code. The Company may, at any time during the holding periods, place a legend or legends on any certificate representing shares of Common Stock acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares of Common Stock. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

46

17. No Rights to Continued Employment. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary or restrict the right of the Company or any Subsidiary to terminate such employee’s employment at any time, with or without cause.

18. Equal Rights and Privileges. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 of the Code or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board of the Company, be reformed to comply with the requirements of Section 423 of the Code. This Section 18 shall take precedence over all other provisions in this Plan.

19. Notices. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

20. Term; Stockholder Approval. The effective date of this Plan is June 16, 2025 (the “Effective Date”), conditioned upon approval of this Plan by stockholders at the special meeting of stockholders of the Company held on such date as provided in Section 423(b)(2) of the Code and the regulations thereunder. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, (c) the tenth (10th) anniversary of the Effective Date (the “Expiration Date”), or (d) termination of this Plan pursuant to Section 13. If the Plan is terminated prior to the Expiration Date and such termination would result in a partial Offering Period, the final Offering Period under the Plan shall be the Offering Period that concluded on the June 30th or December 31st immediately preceding the termination of the Plan.

21. Designation of Beneficiary.

(a) A participant may file, but is not required to file, a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant’s account under this Plan in the event such participant’s death occurs after a Purchase Date but prior to delivery to the participant of such shares of Common Stock and cash. In addition, a participant may file a designation of a beneficiary who is to receive any cash from the participant’s account under this Plan in the event such participant’s death occurs prior to a Purchase Date.

(b) Such designation of beneficiary may be changed by the participant at any time by notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the participant.

(c) All beneficiary designations shall be in such form and manner as the Committee may designate from time to time.

22. Conditions Upon Issuance of Shares; Limitation on Sale of Shares. Shares shall not be issued with respect to an option unless the purchase of the shares of Common Stock subject to such option and the issuance and delivery of such shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

23. Applicable Law. This Plan shall be governed by, and construed in accordance with, the substantive laws of the State of Florida without giving effect to the conflict of law principles thereof.

47

24. Amendment or Termination of this Plan. The Board may at any time amend, suspend or terminate this Plan or any part thereof, except that any such termination cannot adversely affect any then outstanding options granted under this Plan other than to advance the final Purchase Date under any Offering Period or to comply with any applicable law, regulation or rule, nor may any amendment adversely affect any then outstanding options granted under this Plan unless necessary or desirable to comply with any applicable law, regulation or rule, nor may any amendment be made without approval of the stockholders of the Company as obtained in accordance with Section 423(b)(2) of the Code and the regulations thereunder if such approval is required by applicable laws or without regard to whether approval is so required, if such amendment would:

(a) increase the number of shares of Common Stock available for issuance under this Plan; or

(b) expand the class of employees eligible for participation in this Plan; or

(c) extend the term of this Plan.

Notwithstanding the foregoing, the Board may make such amendments to this Plan (including, without limitation, termination of this Plan and any Offering Period) as the Board determines to be advisable, if the continuation of this Plan or any Offering Period would result in financial accounting treatment, in accordance with Generally Accepted Accounting Principles in the United States of America (US GAAP), for this Plan that is different from the US GAAP financial accounting treatment in effect on the date this Plan is adopted by the Board.

25. Section 409A of the Code. This Plan is designed to qualify as an employee stock purchase plan under Section 423 of the Code (although the Company makes no undertaking or representation to achieve or maintain such qualification), and if this Plan so qualifies, this Plan is exempt from the application of Section 409A of the Code and any ambiguities herein will be interpreted to so be exempt from Section 409A of the Code. In furtherance of the foregoing and notwithstanding any provision in this Plan to the contrary, if the Committee determines that an option granted under this Plan may be subject to Section 409A of the Code or that any provision in this Plan would cause an option under this Plan to be subject to Section 409A of the Code, the Committee may amend the terms of this Plan and/or of an outstanding option granted under this Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the participant’s consent, to exempt any outstanding option or future option that may be granted under this Plan from or to allow any such options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a participant or any other person if the option to purchase shares of Common Stock under this Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto. The Company makes no representation that the option to purchase shares of Common Stock under this Plan is compliant with Section 409A of the Code.

Adopted by the Board of Directors of LightPath Technologies, Inc. on April 18, 2025.

48

LightPath Technologies, Inc.	HAVE YOUR PROXY CARD READY AND PLEASE USE ONE OF THE EASY VOTING METHODS BELOW

Internet: https://web.viewproxy.com/LightPathSM/2025
	•	Cast your vote online
	•	Have your Proxy Card ready
	•	Follow the simple instructions to record your vote

Phone:
	1-	866-230-0000
	•	Use any touch tone telephone
	•	Have your Proxy Card ready
	•	Follow the simple recorded instructions

Mail:
	•	Mark, sign and date your Proxy Card
	•	Fold and return your Proxy Card in the Prepaid Envelope provided

Virtual:
	•	You must register to attend the meeting online at: https://web.viewproxy.com/LightPathSM/2025

Scan QR Code for Digital Voting

Special Meeting of Stockholders

For Stockholders of record as of April 24, 2025. Monday, June 16, 2025 11:00AM Eastern Time.

Special Meeting will be held virtually via live webcast. Please visit https://web.viewproxy.com/LightPathSM/2025

CONTROL NUMBER

FOLD HERE

PROXY

SPECIAL MEETING OF STOCKHOLDERS

LIGHTPATH TECHNOLOGIES, INC.

JUNE 16, 2025

This Proxy is solicited by the Board of Directors of LightPath Technologies, Inc., which recommends that you vote “FOR” Proposals 1, 2 and 3.

The undersigned hereby appoints M. Scott Faris and Shmuel Rubin (the “Proxies”), with power of substitution, to vote on the following matters, which may properly come before the Special Meeting of Stockholders of LightPath Technologies, Inc., (the “Company”) to be held on Monday, June 16, 2025 at 11:00 a.m. EST in a virtual meeting format only, and at any adjournment or postponement thereof. The Proxies shall cast votes according to the number of shares of Class A Common Stock, par value $0.01 per share, of the Company that the undersigned may be entitled to vote with respect to the matters set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Special Meeting and hereby ratifies and confirms all that said Proxies may lawfully do by virtue hereof and thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

49

Proposals	Signatures

PLEASE MARK YOUR VOTE AS THIS EXAMPLE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.
2025

Proposal 1: To approve, for purposes of Rule 5635 of The Nasdaq Stock Market LLC, the issuance of 20% or more of the Company’s outstanding shares of Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”) or securities convertible into Class A Common Stock, (a) in connection with the Company’s acquisition of all of the outstanding membership interests of G5 Infrared, LLC on February 18, 2025, or (b) upon (i) the conversion of the Company’s Series G Convertible Preferred Stock, par value $0.01 per share, and (ii) the exercise of warrants to purchase shares of Class A Common Stock, dated February 18, 2025.

Date

Signature(s) of Stockholders

Title (if applicable)

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 2: To approve Amendment No. 1 to the 2018 Stock and Incentive Compensation Plan increasing the number of shares available for future grants thereunder by 4,000,000 shares of Class A Common Stock.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

FOR ☐ AGAINST ☐ ABSTAIN ☐
I PLAN TO ATTEND THE SPECIAL MEETING ☐
Proposal 3: To approve the adoption of the 2025 Employee Stock Purchase Plan, as successor to the Company’s 2014 Employee Stock Purchase Plan; and

Address change/Comments: If you noted any Address Changes and/ or Comments, please mark box. ☐
FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 4: To transact such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

CONTROL NUMBER

FOLD HERE

50